UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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JNL Series Trust

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JNL SERIES TRUST

JNL/Lazard Emerging Markets Fund

1 Corporate Way

Lansing, Michigan 48951

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 27, 2020

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/Lazard Emerging Markets Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 27, 2020, at 4:00 p.m., Eastern Time, to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	A. To approve name, investment strategy, and primary benchmark changes for the Fund (“Proposal 1A”).

B. To approve a change to the fundamental policy regarding industry concentration for the Fund (“Proposal 1B”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR each of Proposal 1A and Proposal 1B (each, a “Proposal,” and together, the “Proposals”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 31, 2020 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Jackson National and/or Jackson National Life Insurance Company of New York have fixed the close of business on March 25, 2020, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

February 10, 2020	Mark D. Nerud
Lansing, Michigan	Trustee, President, and Chief Executive Officer

JNL SERIES TRUST

JNL/Lazard Emerging Markets Fund

1 Corporate Way

Lansing, Michigan 48951

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 10, 2020

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of JNL/Lazard Emerging Markets Fund (the “Fund”), a series of the Trust, to be held on March 27, 2020, at 4:00 p.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	A. To approve name, investment strategy, primary benchmark changes for the Fund (“Proposal 1A”).

B. To approve a change to the fundamental policy regarding industry concentration for the Fund (“Proposal 1B”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 18, 2020.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s semi-annual report for the period ended June 30, 2019, a copy of the Trust’s annual report for the fiscal year ended December 31, 2018 (or a copy of the Trust’s annual report for the fiscal year ended December 31, 2019, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated September 6, 2019 (the “By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance

Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of Proposal 1A will require the affirmative vote of a majority of the votes cast by the holders of all of the Shares present or represented and voting on that Proposal.

Approval of Proposal 1B will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Proposals are approved by Shareholders of the Fund, they will be implemented on or about April 27, 2020.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of the Insurance Companies to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by the Insurance Companies, to employee benefit plans of Jackson National or directly to the Insurance Companies, or to certain funds of the Trust and the Jackson Variable Series Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of the Fund.

You have the right under the interpretations of the 1940 Act to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. Owners of Variable Contracts (the “Contract Owners”) at the close of business on January 31, 2020 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Fund. Shares for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of a Proposal. Shares for which an Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The Insurance Companies have fixed the close of business on March 25, 2020, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve a Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

SUMMARY OF PROPOSALS 1A AND 1B

PROPOSAL 1A: To approve name, investment strategy, and PRIMARY benchmark changes for the fund.

Proposal 1B: to approve a change to the fundamental policy regarding

Industry Concentration for the fund.

Introduction

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 127 funds, including the Fund.

This proxy statement is being furnished to Shareholders of the Fund and relates to certain investment strategy changes that will convert the Fund, which is currently managed by one sub-adviser, into a fund managed by multiple, unaffiliated sub-advisers whereby each sub-adviser manages a portion or “sleeve” of the Fund.

The following changes are being proposed under Proposals 1A and 1B:

●	changes to the Fund’s investment strategy, name, and primary benchmark (the “Strategy Changes”); and
●	a change to the Fund’s fundamental policy regarding industry concentration (“Policy Change,” and together with the Strategy Changes, the “Strategy/Policy Changes”).

Pending Shareholder approval of the above Proposals and as a result of the Strategy/Policy Changes, the Fund’s existing sub-adviser, Lazard Asset Management LLC (“Lazard”) will be replaced with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), WCM Investment Management, LLC (“WCM”), and Wellington Management Company LLP (“Wellington”), as the Fund’s new sub-advisers, and T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”) as a sub-sub-adviser for the sleeve of the Fund managed by T. Rowe Price.

If the Proposals are not approved by Shareholders of the Fund, KAR, T. Rowe Price, WCM, and Wellington Management will not be appointed as the sub-advisers to the Fund, and T. Rowe HK will not be appointed as sub-sub-adviser to the T. Rowe Price Strategy, and the changes described in the Proposals under the “Summary of the Proposals” section will not become effective.  Further, if the Proposals are not approved, the Fund will continue to operate as it currently does.  In that case, the Board will consider what, if any, course of action should be taken.  While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Proposals. The approval of the Proposals is not contingent upon the approval of either or both of the Reorganizations described herein.  For more information, please see “Contingency Plan” below.

The Trust is providing this proxy statement to Shareholders investing in the Fund as of January 31, 2020, the Record Date.

JNAM is the investment adviser to the Trust and provides the fund of the Trust with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is a wholly owned subsidiary of Jackson National, a U.S. based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.  Prudential plc is also the ultimate parent company of PPM America, Inc.   JNAM also serves as the Fund’s administrator.

As the investment adviser to the Trust, JNAM selects, contracts with, and compensates the sub-advisers to manage the investment and reinvestment of the assets of the funds of the Trust. In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each fund of the Trust and reviews the performance of such sub-advisers and reports periodically on such performance to the Board. Under the terms of each of the sub-advisory agreements, the sub-adviser is responsible for supervising and managing the investment and reinvestment of the assets of their respective fund(s) and for directing the purchase and sale of their Fund’s investment securities, subject to the supervision of the Board.  The sub-adviser formulates a continuous investment program for a fund consistent with its investment strategies, objectives and policies outlined in its prospectus.  The sub-adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the Board, as applicable, with respect to the implementation of such program. As compensation for its services, the sub-adviser receives a fee from JNAM, computed separately for the applicable fund, stated as an annual percentage of the fund’s net assets. JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the applicable Fund.

Overview and Board Approval

At a meeting held on December 3-5, 2019 (the “December 2019 Board Meeting”), the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Trust voted to approve changes, effective on or about April 27, 2020 (“Effective Date”), to the Fund’s investment strategy, name, and primary benchmark and also a change to the Fund’s fundamental policy regarding industry concentration, subject to approval by Shareholders. On the Effective Date, the Fund’s name will change from “JNL/Lazard Emerging Markets Fund” to “JNL Multi-Manager Emerging Markets Equity Fund”. These changes are referred to as the “Strategy/Policy Changes” in this proxy statement.

At the December 2019 Board Meeting, the Board, including the Independent Trustees, voted to approve the replacement of Lazard as sub-adviser to the Fund, with KAR, T. Rowe Price, WCM, and Wellington Management, and to approve amendments to the following existing investment sub-advisory agreements, appointing each of them as a new sub-adviser to a portion, or “sleeve,” of the Fund as follows:

(i) Investment Sub-Advisory Agreement between JNAM and KAR, effective April 30, 2019, as amended (the “KAR Sub-Advisory Agreement”), appointing KAR as sub-adviser to manage a portion of the Fund’s assets (the “KAR Strategy”);

(ii) Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012, as amended (“T. Rowe Price Sub-Advisory Agreement”), appointing T. Rowe Price as a sub-adviser to manage a portion of the Fund’s assets (the “T. Rowe Price Strategy”);

(iii) Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018, as amended (the “WCM Sub-Advisory Agreement”), appointing WCM as a sub-adviser to manage a portion of the Fund’s assets (the “WCM Strategy”); and

(iv) Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington Management, effective December 1, 2012, as amended (the “Wellington Management Sub-Advisory Agreement”), appointing Wellington Management as sub-adviser to manage a portion of the Fund’s assets (the “Wellington Management Strategy”).

Each of KAR, T. Rowe Price, WCM, and Wellington Management, currently serves as a sub-adviser to one or more funds of the Trust pursuant to their respective Sub-Advisory Agreements. In addition to the approval of the new sub-advisers for the Fund, the Board also approved the appointment of T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), as a sub-sub-adviser to the T. Rowe Strategy of the Fund. The Board also voted to terminate the existing Amended and Restated Investment Sub-Advisory Agreement with Lazard, dated December 1, 2012, as amended (the “Lazard Sub-Advisory Agreement”).

The appointments of KAR, T. Rowe Price, WCM, and Wellington Management as sub-advisers to the Fund and T. Rowe Price Hong Kong as the sub-sub-adviser to the T. Rowe Price Strategy of the Fund are all effective as of the Effective Date and are contingent upon Shareholder approval of Proposal 1A and Proposal 1B.

At the December 2019 Board Meeting, the Board, including the Independent Trustees, also voted to approve the reorganization of each of the JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Invesco China-India Fund (together, the “Acquired Funds”) into the Fund (the “Reorganizations”), subject to approval by the Acquired Funds’ shareholders. If approved by the Acquired Funds’ shareholders, the Reorganizations will be effective as of the close of business on April 24, 2020. Following consummation of the Reorganizations, the Acquired Funds’ assets will transfer to the Fund.

If the Strategy/Policy Changes are approved by Shareholders of the Fund, the Fund will convert from a single manager fund to a multi-manager fund managed by four sub-advisers, and one sub-sub-adviser, in accordance with certain investment strategy and policy changes as further described below.

Information Regarding Strategy Changes

JNAM is recommending certain investment strategy changes for the Fund, which is currently managed by one sub-adviser, Lazard. The Strategy Changes are being proposed to convert the Fund from a single sub-adviser fund to a multi-manager fund that is designed to invest in a variety of emerging market equity strategies managed by four unaffiliated sub-advisers.

JNAM will continue to serve as the Fund’s investment adviser, but it is proposed that KAR, T. Rowe Price, WCM, and Wellington Management will serve as the new sub-advisers to the Fund, and that T. Rowe Price Hong Kong will serve as sub-sub-adviser to the T. Rowe Price Strategy of the Fund. In acting as the Fund’s new sub-advisers, KAR, T. Rowe Price, WCM, and Wellington Management will each manage an emerging market equity strategy for their respective sleeve of the Fund. KAR, T. Rowe Price, WCM, and Wellington Management may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments.

If Shareholders approve the Strategy Changes, the Fund’s investment strategies will be revised to reflect that the Fund will no longer be managed by a single sub-adviser and to reflect the respective emerging market equity strategies for KAR, T. Rowe Price, WCM, and Wellington Management. A comparison of the Fund’s current investment objective and principal investment strategies and the proposed investment objective and principal investment strategies is shown in the table below.

JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund
Investment Objective The investment objective of the Fund is long-term capital appreciation.	Investment Objective The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of emerging market equity strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Emerging market countries include, but are not limited to, all countries represented by the MSCI Emerging Markets Index (the “Index”). The Index includes, but is not limited to, the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Fund considers a company to be in an emerging or frontier country or market if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market.

Emerging market countries include, but are not limited to, all countries represented by the MSCI Emerging Markets Index (the “Index”). The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Fund generally invests in securities of companies located in different regions and in at least three different countries.

JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund

Lazard Asset Management LLC (“Sub-Adviser”) employs a relative value strategy to the emerging markets universe by investing in companies that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

The allocation of the Fund’s assets among emerging market countries may shift from time to time based on the Sub-Adviser’s judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin, and Eastern Europe

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

T. Rowe Price Emerging Markets Discovery Stock Strategy

T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited (collectively, “T. Rowe Price”) constructs the Emerging Markets Discovery Stock Strategy by investing in stocks issued by companies in emerging markets. T. Rowe Price may invest in companies of any size but generally seeks stocks of mid or larger companies that T. Rowe Price believes are forgotten. T. Rowe Price considers frontier markets to be a subset of emerging markets. T. Rowe Price expects to make most of its investments in stocks of companies located in, or that have economic ties to, the emerging market countries (which include frontier markets) in Asia, Latin America, Europe, Africa, and the Middle East.

WCM Focused Emerging Markets Strategy

WCM Investment Management, LLC (“WCM”) constructs the Focused Emerging Markets Strategy by investing in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies located in developed countries and in emerging and frontier market countries. WCM’s investments in equity securities may include common stocks and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs”, and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Wellington Emerging Markets Research Equity Core Strategy

Wellington Management Company LLP (“Wellington Management”) constructs the Emerging Markets Research Equity Core Strategy by investing in equity and equity-related securities issued by companies located in emerging market countries. Wellington Management may invest in equity securities of issuers that, while not domiciled in emerging market countries, have or will have substantial assets in emerging market countries or derive or expect to derive a substantial portion of their total revenues from either goods or services produced in, or sales made in, emerging market countries, including frontier markets. Wellington Management may invest in locally listed common stocks and securities traded in over-the-

JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund

counter markets, depositary receipts (such as ADRs, EDRs, GDRs, and American Depositary Shares (“ADSs”)). Wellington Management will generally invest in mid- and large-capitalization companies. Wellington Management will generally invest in companies above $2 billion in market capitalization.

Kayne Anderson Rudnick Emerging Markets Small Cap Strategy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) constructs the Emerging Markets Small Cap Strategy by investing in equity or equity-linked securities of small capitalization companies located in emerging markets countries. KAR will invest in a select group of small-cap companies believed by KAR to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that KAR believes to have a sustainable competitive advantage, strong management, and low financial risk and to be able to grow over market cycles.

KAR considers small-capitalization companies to be those companies that, at the time of initial purchase for the investment strategy, have market capitalizations of less than $8 billion. KAR intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. Equity securities in which KAR invests include common stocks, preferred stocks and ADRs/GDRs. KAR does not use allocation models to restrict investments to certain regions, countries, or industries.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.	No corresponding strategy.
The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.	The Fund may concentrate, or invest a significant portion of its assets, in the securities of companies in one or a few countries or regions. The Fund may make significant investments in certain sectors or group of sectors within a particular industry or industries from time to time and intends to concentrate its investments in the banking industry.
No corresponding strategy.	The Fund may invest in participatory notes.
No corresponding strategy.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to

JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund

enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Information Regarding Principal Risks

If Shareholders approve the Strategy Changes, the Fund’s principal risks will also be revised. If the Strategy Changes are approved, the principal risks will be revised consistent with the respective emerging market equity strategies managed by KAR, T. Rowe Price, WCM, and Wellington Management for the Fund. Such changes include the removal of China and India country specific risks, derivatives risk, financial services risk, hedging instruments risk and Russia investment risk and the addition of banking industry risk, concentration risk and participation note risk as principal risks. A comparison of the Fund’s current principal risks and the proposed principal risks is shown in the table below.

Principal Risks	JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund
Accounting risk	X	X
Banking industry investment risk		X
China and India country specific risks	X
Company risk	X	X
Concentration risk		X
Currency risk	X	X
Depositary receipts risk	X	X
Derivatives risk	X
Emerging markets and less developed countries risk	X	X
Equity securities risk	X	X
Financial services risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Government regulatory risk	X	X
Hedging instruments risk	X
Managed portfolio risk	X	X
Participation note risk		X
Russia investment risk	X
Stock Risk	X	X

Information Regarding Primary Benchmark Change

As part of the Strategy Changes, JNAM proposes to change the Fund’s primary benchmark as shown in the table below. JNAM recommends this change to the primary benchmark for better consistency with the proposed Strategy Changes.

	JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund
Primary benchmark	MSCI Emerging Markets Index (Net)	MSCI Emerging Markets IM Index (Net)

For complete disclosure of the Fund’s investment objective, investment strategies, risks and other related disclosure, as well as how this disclosure is proposed to be revised, please see Appendix A.

Information Regarding Policy Change

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval. The Fund is currently subject to a 25% industry concentration limit.

In connection with the Strategy Changes as discussed above, JNAM is recommending a change to the Fund’s fundamental policy regarding industry concentration to remove the Fund’s current 25% industry concentration limit. The purpose of the proposed revision is to exempt the Fund from the 25% industry concentration limit because, based on the Strategy Changes, the Fund may concentrate its investments in a particular industry or group of industries, such as the banking industry.

At the December 2019 Board Meeting, the Board, including the Independent Trustees, reviewed materials provided by JNAM and, upon review and consideration of those materials as well as discussion with their independent counsel, approved an amended fundamental policy with respect to industry concentration for the Fund, subject to Shareholder approval. Specifically, the Board approved the Fund’s exemption from the 25% industry concentration limit.

In reaching its conclusion, the Board considered the Strategy Changes discussed above.

A comparison of the Fund’s current fundamental policy and the proposed fundamental policy are shown in the table below. The text that is underlined will be added to the fundamental policy, as it is set forth in the Trust’s Statement of Additional Information.

Current Fundamental Policy	Proposed Fundamental Policy
JNL/Lazard Emerging Markets Fund	Proposed JNL Multi-Manager Emerging Markets Equity Fund
(2) No Fund (except for the JNL/BlackRock Global Natural Resources Fund, JNL/First State Global Infrastructure Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco Global Real Estate Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Real Estate Sector Fund, and JNL/Morningstar Wide Moat Index Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).

(2)        No Fund (except for the JNL/BlackRock Global Natural Resources Fund, JNL/First State Global Infrastructure Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco Global Real Estate Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Real Estate Sector Fund, and JNL/Morningstar Wide Moat Index Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).

The JNL Multi-Manager Emerging Markets Equity Fund may concentrate its investments in the banking industry.

If approved by Shareholders of the Funds, the Policy Change will become effective on or about the Effective Date.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSALS 1A and 1B.

INFORMATION REGARDING THE NEW SUB-ADVISERS FOR THE FUND

This proxy statement also serves as an information statement and is being furnished to Shareholders of the Fund in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (“SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing sub-advisers that are not affiliates of the Adviser (other than by reason of serving as a sub-adviser to a Fund) without approval by the shareholders of the relevant Fund. The Trust, therefore, is able to change unaffiliated sub-advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in sub-advisers.

Investment Sub-Advisory Agreements

Each of KAR, T. Rowe Price, WCM, and Wellington Management serve as a sub-adviser to one or more funds of the Trust, pursuant to the KAR Sub-Advisory Agreement, T. Rowe Price Sub-Advisory Agreement, WCM Sub-Advisory Agreement, and Wellington Management Sub-Advisory Agreement (collectively, the Sub-Advisory Agreements”), respectively. The Sub-Advisory Agreements were most recently approved by the Board at a meeting held on September 4-6, 2019. At the December 2019 Board Meeting, the Board, including the Independent Trustees, of the Fund voted to approve a sub-adviser replacement for the Fund, whereby the current sub-adviser, Lazard, will be replaced by KAR, T. Rowe Price, WCM, and Wellington Management, and to approve corresponding amendments to the Sub-Advisory Agreements (collectively, the “Sub-Advisory Agreement Amendments”), appointing KAR, T. Rowe Price, WCM, and Wellington Management, as sub-advisers to the Fund, each managing a separate portion, or sleeve, of the Fund. Pursuant to the Order, shareholder approval is not required for the Sub-Advisory Agreement Amendments because KAR, T. Rowe Price, WCM, and Wellington Management are not affiliated with JNAM. Also at the December 2019 Board meeting, the Board, including the Independent Trustees, approved a sub-sub advisory agreement pursuant to which T. Rowe Price Hong Kong will serve as sub-sub-adviser for the sleeve of the Fund managed by T. Rowe Price (the “Sub-Sub Advisory Agreement”).

There are no material differences to the Sub-Advisory Agreements between JNAM and each KAR, T. Rowe Price, WCM, and Wellington Management, as a result of appointing them as new sub-advisers to the Fund. The following description of the Sub-Advisory Agreements is qualified by the KAR Sub-Advisory Agreement, T. Rowe Price Sub-Advisory Agreement, WCM Sub-Advisory Agreement, and Wellington Management Sub-Advisory Agreement, and the corresponding Sub-Advisory Agreement Amendments, attached as Appendix B, Appendix C, Appendix D, and Appendix E, respectively. The following description of the Sub-Sub Advisory Agreement is qualified by the Sub-Sub Advisory Agreement attached as Appendix F.

Each Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter from year to year through September 30 of each successive year following its initial term, only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and in either event approved also by vote of a majority of the Independent Trustees. The Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), by vote of a majority of the outstanding voting securities of the Fund, by the Adviser (with consent of the Board, including the majority of the Independent Trustees), or by the sub-adviser. The Sub-Advisory Agreements also terminate automatically in the event of their assignment, and with respect to the KAR Sub-Advisory Agreement and WCM Investment Sub-Advisory Agreement only, in the event of the assignment or termination of the Amended & Restated Investment Advisory and Management Agreement between JNAM and the Trust, as amended, effective July 1, 2013. Additionally, both the KAR Sub-Advisory Agreement and WCM Investment Sub-Advisory Agreement will also terminate upon written notice of a material breach of the respective Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Both the KAR Sub-Advisory Agreement and WCM Sub-Advisory Agreement generally provide that the sub-adviser, its officers, members, or employees will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the sub-adviser’s duties under the respective Sub-Advisory Agreement, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the respective Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

Both the T. Rowe Price Sub-Advisory Agreement and Wellington Management Sub-Advisory Agreement generally provide that the sub-adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of the sub-adviser’s duties under the respective Sub-Advisory Agreement, or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence, and with respect to the T. Rowe Price Sub-Advisory Agreement only, bad faith, in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective Sub-Advisory Agreement.

The Sub-Sub Advisory Agreement will remain in effect for its initial term, and thereafter from year to year through September 30 of each successive year following its initial term, only so long as the continuance is approved at least annually by the Board by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees. The Sub-Sub Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board (including the majority of the Independent Trustees) or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to T. Rowe Price Hong Kong. The Sub-Sub Advisory Agreement will terminate automatically in the event of its assignment or in the event of the assignment or termination of the T. Rowe Price Sub-Advisory Agreement. Additionally, the Sub-Sub Advisory Agreement may also be terminated by T. Rowe Price (i) on at least 120 days’ prior written notice to T. Rowe Price Hong Kong, without the payment of any penalty; (ii) upon material breach by T. Rowe Price Hong Kong of any of the representations and warranties set forth in Paragraph 11 of the Sub-Sub Advisory Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if T. Rowe Price Hong Kong becomes unable to discharge its duties and obligations under this Agreement. T. Rowe Price Hong Kong may terminate the Sub-Sub Advisory Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to T. Rowe Price. The Sub-Sub Advisory Agreement provides that neither officers, directors, or employees of T. Rowe Price Hong Kong, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of T. Rowe Price Hong Kong) or in connection with T. Rowe Price Hong Kong’s discharge of its obligations undertaken or reasonably assumed with respect to the Sub-Sub Advisory Agreement shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by JNAM or the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by T. Rowe Price Hong Kong, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of JNAM or the Fund or from reckless disregard by T. Rowe Price Hong Kong or any such person of the duties of T. Rowe Price Hong Kong pursuant to the Sub-Sub Advisory Agreement.

The change in sub-adviser will not increase the management fees to be paid by the Fund. The Fund currently pays, and will continue to pay, JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Lazard Emerging Markets Fund
Advisory Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $250 million	0.80%
$250 million to $3 billion	0.75%
$3 billion to $5 billion	0.74%
Over $5 billion	0.73%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2019. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Lazard Emerging Markets Fund	$5,932,407

JNAM is responsible for paying all sub-advisers out of its own resources. Under the respective Sub-Advisory Agreement Amendments to the KAR Sub-Advisory Agreement, T. Rowe Price Sub-Advisory Agreement, WCM Sub-Advisory Agreement, and Wellington Management Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Lazard. Lazard is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets, while each KAR, T. Rowe Price, WCM, and

Wellington Management will receive a sub-advisory fee that is payable by JNAM at a monthly fee at an annual rate equal to a percentage of the Fund’s assets allocated to their respective sleeves. The following tables show the aggregate amount of sub-advisory fees that JNAM paid (out of JNAM’s advisory fees) to Lazard for the services provided by Lazard for the fiscal year ended December 31, 2019. Assuming KAR, T. Rowe Price, WCM, and Wellington Management were the Fund’s sub-advisers and the Sub-Advisory Agreement Amendments were in place for the year ended December 31, 2019, the pro forma sub-advisory fees would have been lower, as shown below.

Aggregate Fees Paid to Sub-Adviser(s)	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
Actual Aggregate Fees for Year ended December 31, 2019	$4,471,611	0.58%
Pro Forma Aggregate Fees for Year Ended December 31, 2019 1	$3,763,848	0.49%
Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2019 (%)	0.09%
1	The existing T. Rowe Price sub-advisory fee relationship discount will apply. T. Rowe Price applies a fee discount to all eligible assets based on the average daily aggregate net assets of the funds that T. Rowe sub-advises for JNAM. In the event aggregate assets exceed $20 billion, the following discount applies: 12.5% for assets up to $20 billion, 15% for assets over $20 billion and up to $30 billion, and 17.5% for assets over $30 billion. In the event aggregate net assets fall below $20 billion, but are at least $1 billion invested in two or more of the strategies as designated by T. Rowe Price, the following discount applies: 2.5% fee reduction for assets between $0 and $1 billion, a 5.0% fee reduction for assets between $1 billion and $2.5 billion, 7.5% fee reduction for assets between $2.5 billion and $5 billion, a 10.0% fee reduction for assets between $5 billion and $10 billion, and a 12.5% fee reduction for assets above $10 billion.

A discussion regarding the basis for the approval by the Board of the Sub-Advisory Agreement Amendments is contained under “Board of Trustees’ Evaluation” below.

Description of KAR

KAR is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. KAR acts as sub-adviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2019, KAR had approximately $ 33.0 billion in assets under management. KAR also serves as sub-adviser to another fund of the Trust.

Executive/Principal Officers and Directors of KAR located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067:

Names	Title
Douglas Stephen Foreman	Chief Investment Officer and Management Committee Member
Stephen Anthony Rigali	Executive Managing Director and Management Committee Member
Jeannine Ghazar Vanian	Chief Operating Officer and Management Committee Member
Michael Robert Shoemaker	Chief Compliance Officer

KAR is a wholly owned subsidiary of Virtus Partners, Inc., located at One Financial Plaza, Hartford, Connecticut 06103. The following person beneficially owns 10% or more of the outstanding voting securities of KAR:

Name	Title
Virtus Investment Partners, Inc	One Financial Plaza, Hartford, Connecticut 06103

As the sub-adviser to the KAR Strategy of the Fund, KAR will provide the KAR Strategy of the Fund with investment research, advice and supervision, and manage the KAR Strategy’s portfolio consistent with the Fund’s investment objective and policies (as amended per the Strategy/Policy Changes discussed above), including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 27, 2020, under the heading “Principal Risks of Investing in the Fund.”

As of January 31, 2020, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of KAR, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in KAR or any other entity controlling, controlled by, or under common control with KAR. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1,

2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which KAR, any parent or subsidiary of KAR, or any subsidiary of the parent of such entities was or is to be a party.

Other Investment Companies Sub-Advised by KAR

The following table sets forth the size and rate of compensation for other funds advised by KAR having similar investment objectives as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2019 (in millions)	Rate of Compensation*
Virtus KAR Emerging Markets Small-Cap Fund	$ 129.2	1.20% on the first $1 billion 1.15% on assets above $1 billion
*	Fee to be paid to KAR, as the sub-adviser, is 50% of the net advisory fee.

Description of T. Rowe Price

T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe Price also serves as sub-adviser to other funds of the Trust and one fund of the Jackson Variable Series Trust.

The sub-sub-adviser to the T. Rowe Price Strategy of the Fund is T. Rowe Price Hong Kong, located at 6/F Chater House 8 Connaught Place, Central Hong Kong. T. Rowe Price Hong Kong, a wholly owned subsidiary of T. Rowe Price, was organized as a Hong Kong limited company in 2010. T. Rowe Price Hong Kong is compensated by T. Rowe Price at no additional expense to the Fund.

Executive/Principal Officers and Directors, and General Partners of T. Rowe Price located at 100 East Pratt Street, Baltimore, Maryland 21202

Names	Title
John R. Gilner	Chief Compliance Officer/Vice President
David Oestreicher	Director/Secretary/Vice President
William J. Stromberg	President/Director/Chairman of the Board
Robert W. Sharps	Director/Vice President

T. Rowe Price’s immediate parent, T. Rowe Price Group, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202, owns 100% of the outstanding voting securities of T. Rowe Price.

As the sub-adviser to the T. Rowe Price Strategy of the Fund, T. Rowe Price will provide the T. Rowe Price Strategy of the Fund with investment research, advice and supervision, and manage the T. Rowe Price Strategy’s portfolio consistent with the Fund’s investment objective and policies (as amended per the Strategy/Policy Changes discussed above), including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 27, 2020, under the heading “Principal Risks of Investing in the Fund.”

As of January 31, 2020, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of T. Rowe Price, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in T. Rowe Price or any other entity controlling, controlled by, or under common control with T. Rowe Price. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which T. Rowe Price, any parent or subsidiary of T. Rowe Price, or any subsidiary of the parent of such entities was or is to be a party.

Other Investment Companies Sub-Advised by T. Rowe Price

The following table sets forth the size and rate of compensation for other funds advised by T. Rowe Price having similar investment objectives as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2019 (in millions)	Rate of Compensation
TRP Emerging Markets Discovery Fund	$ 274.6	1.04% management fee*
*	The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

Description of WCM

WCM, located at 281 Brooks Street, Laguna Beach, California 92651. WCM was founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of December 31, 2019, WCM had approximately $ 49 billion in assets under management. WCM also serves as sub-adviser to other funds of the Trust and one fund of the Jackson Variable Series Trust.

Executive/Principal Officers of WCM located at 281 Brooks Street, Laguna Beach, California 92651:

Names	Title
Paul Russell Black	President and Co-Chief Executive Officer
Kurt Randal Winrich	Chairman and Co-Chief Executive Officer
David Andrew Brewer	Chief Compliance Officer and Senior Vice President
Sloane Waller Payne	Chief Operations Officer and Senior Vice President
Mike Brady Trigg	Senior Vice President

The following table lists the person(s) that indirectly, and beneficially, own 10% or more of the outstanding voting securities of WCM.

Names	Address	Status and Entity in Which Interest is Owned
Paul Russell Black	281 Brooks Street, Laguna Beach, California 92651	Member and Elected Manager (25.1%), Thalia Street Partners LLC
Kurt Randal Winrich	281 Brooks Street, Laguna Beach, California 92651	Member and Elected Manager (25.1%), Thalia Street Partners LLC
Thalia Street Partners LLC	281 Brooks Street, Laguna Beach, California 92651	WCM Investment Management, LLC (95.1%)

As the sub-adviser to the WCM Strategy of the Fund, WCM will provide the WCM Strategy of the Fund with investment research, advice and supervision, and manage the WCM Strategy’s portfolio consistent with the Fund’s investment objective and policies (as amended per the Strategy/Policy Changes discussed above), including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 27, 2020, under the heading “Principal Risks of Investing in the Fund.”

As of January 31, 2020, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of WCM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in WCM or any other entity controlling, controlled by, or under common control with WCM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which WCM, any parent or subsidiary of WCM, or any subsidiary of the parent of such entities was or is to be a party.

Other Investment Companies Sub-Advised by WCM

The following table sets forth the size and rate of compensation for other funds advised by WCM having similar investment objectives as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2019 (in millions)	Rate of Compensation*
WCM Emerging Markets Mutual Fund	$109.1	100 basis points (“bps”)
*
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until August 31, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Description of Wellington Management

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31 , 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $ 1.15 trillion in assets. Wellington Management also serves as sub-adviser to other funds of the Trust and to other funds of the JNL Investors Series Trust.

Executive/Principal Officers and General Partners of Wellington Management:

Names	Address	Title
Edward Joseph Steinborn	100 Federal Street, Boston, Massachusetts 02210	Chief Financial Officer
Brendan Joseph Swords	280 Congress Street, Boston, Massachusetts 02210	Chief Executive Officer
John David Norberg	280 Congress Street, Boston, Massachusetts 02210	Chief Compliance Officer
Gregory Scott Konzal	280 Congress Street, Boston, Massachusetts 02210	Chief Legal Officer

Wellington Management is owned and controlled directly by its managing partner, Wellington Investment Advisors Holdings LLP, a Delaware limited liability partnership, located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Investment Advisors Holdings LLP, in turn is owned and controlled directly by its managing partner, Wellington Group Holdings LLP, a Delaware limited liability partnership, located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Group Holdings LLP, in turn is owned and controlled directly by its managing partner, Wellington Management Group LLP, a Massachusetts limited liability partnership, and the parent company of the Wellington Management global organization, located at 280 Congress Street, Boston, Massachusetts 02210.

As the sub-adviser to the Wellington Management Strategy of the Fund, Wellington Management will provide the Wellington Management Strategy of the Fund with investment research, advice and supervision, and manage the Wellington Strategy’s portfolio consistent with the Fund’s investment objective and policies (as amended per the Strategy/Policy Changes discussed above), including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 27, 2020, under the heading “Principal Risks of Investing in the Fund.”

As of January 31, 2020, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Wellington Management, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Wellington or any other entity controlling, controlled by, or under common control with Wellington Management. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Wellington Management, any parent or subsidiary of Wellington Management, or any subsidiary of the parent of such entities was or is to be a party.

Other Investment Companies Sub-Advised by Wellington Management

The following table sets forth the size and rate of compensation for other funds advised by Wellington Management having similar investment objectives as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2019 (in millions)	Rate of Compensation
Transamerica Emerging Markets Opportunities Fund	$30	0.40% of the first $250 million 0.33% in excess of $250 million

JNL Multi-Manager Emerging Markets Equity Fund

Portfolio Management

The allocations for the JNL Multi-Manager Emerging Markets Equity Fund will be made by JNAM. The individuals responsible for application of the JNL Multi-Manager Emerging Markets Equity Fund’s strategy, executing trades and allocation of capital to the various strategies for the JNL Multi-Manager Emerging Markets Equity Fund are as follows:

William Harding

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes

Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska

Mark Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers

The JNL Multi-Manager Emerging Markets Equity Fund will be managed by the following four sub-advisers: KAR, T. Rowe Price, WCM, and Wellington Management, each sub-adviser managing their respective sleeves.

The individuals who will be primarily responsible for the day-to-day management of the KAR Strategy of the JNL Multi-Manager Emerging Markets Equity Fund’s portfolio are as follows:

Hyung Kim

Hyung Kim is a Portfolio Manager and a Senior Research Analyst at KAR. Mr. Kim has primary research responsibilities for the Emerging Markets and International Small Cap strategies at KAR. Mr. Kim has approximately 15 years of research experience. Before joining KAR in 2017, Mr. Kim worked as an International Equity Analyst for Advisory Research Inc. for seven years and as a Portfolio Manager on their Global Value strategy. Prior to joining Advisory Research, Mr. Kim worked as a research analyst at Coghill Capital Management and in corporate banking at HSBC and Woori Bank in Seoul, Korea. He also worked as an equity research intern at CLSA in Seoul. Mr. Kim earned a B.A. in German with a minor in Economics from Hankuk University of Foreign Studies in Seoul, Korea, and an M.B.A. in accounting and finance from the University of Chicago Booth School of Business. He is fluent in Korean and German.

Craig Thrasher

Craig Thrasher, CFA, is a Portfolio Manager and a Senior Research Analyst at KAR. Mr. Thrasher has primary research responsibilities for the International and Emerging Markets Small Cap strategies at KAR. Before joining KAR in 2008, Mr. Thrasher worked at Kirr, Marbach & Company as an Equity Analyst and at Wedbush Morgan Securities in correspondent credit. He has approximately 15 years of equity research experience. Mr. Thrasher earned a B.S. in Business and Public Administration, concentration in Finance, from the University of Arizona, and an M.B.A. from the University of Chicago, Graduate School of Business. Mr. Thrasher is a Chartered Financial Analyst charterholder.

The individual who will be primarily responsible for the day-to-day management of the T. Rowe Price Strategy of the JNL Multi-Manager Emerging Markets Equity Fund’s portfolio is as follows:

Ernest Yeung

Ernest Yeung, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Hong Kong Limited, is a portfolio manager for the Emerging Markets Discovery Equity Strategy at T. Rowe Price. He was the co-portfolio manager for the International Small-Cap Equity Strategies from 2009 to 2014. Prior to joining T. Rowe Price in 2003, Mr. Yeung was an analyst with HSBC Asset Management in London. Mr. Yeung earned an M.A., with honours, in economics from Cambridge University. He also has earned the Chartered Financial Analyst designation and the Investment Management Certificate.

The individuals who will be primarily responsible for the day-to-day management of the WCM Strategy of the JNL Multi-Manager Emerging Markets Equity Fund’s portfolio are as follows:

Sanjay Ayer

Sanjay Ayer, CFA is Portfolio Manager and Business Analyst. Mr. Ayer joined WCM in 2007. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to WCM, Mr. Ayer was an Equity Analyst at Morningstar, Inc. in Chicago from 2002 to 2006, where he covered the gaming, cruise and online travel industries.

Peter J. Hunkel

Peter J. Hunkel is Portfolio Manager and Business Analyst. Mr. Hunkel joined WCM in 2007. Mr. Hunkel is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Hunkel served as Chief Operating Officer and Senior Portfolio Manager at Centurion Alliance from 2000 to June 2007.

Gregory S. Ise

Gregory S. Ise, CFA, is Portfolio Manager and Business Analyst. Mr. Ise joined WCM in 2014. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Ise was a Senior International Research Analyst at Rainier Investment Management (“RIM”) from 2012 to 2014, where he helped launch the firm’s first international small cap open-end mutual fund. Prior to RIM, he was a Vice President and Analyst at Allianz Global Investors from 2006 to 2011, where he contributed to the global and international small cap open-end mutual funds.

Mike Tian

Mike Tian, CFA, is Portfolio Manager and Business Analyst. Mr. Tian joined WCM in 2012. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Since the start of his investment career in 2006, Mr. Tian’s experience includes a position as Senior Equity Analyst and Equity Strategist at Morningstar, Inc. in Chicago. While there, he also managed the Morningstar Opportunistic Investor, a portfolio and newsletter focusing on special situations and growth companies, and additionally played an instrumental role in the development of Morningstar’s economic moat trend methodology. Mr. Tian earned his B.S. in Finance from the University of Illinois at Urbana-Champaign and is also a CFA® charterholder.

Michael B. Trigg

Michael B. Trigg is Portfolio Manager and Business Analyst. Mr. Trigg has served as a Portfolio Manager and Business Analyst for the WCM since March 2006. Mr. Trigg is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Since he began his investment career in 200, Mr. Trigg’s experience includes a position as equity analyst at Morningstsar, Inc. in Chicago where, in addition to general equity analysis, he managed their Model Growth Portfolio.

The individuals who will be primarily responsible for the day-to-day management of the Wellington Management Strategy of the JNL Multi-Manager Emerging Markets Equity Fund’s portfolio are as follows:

Mary L. Pryshlak

Mary L. Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since April 2020. Ms. Pryshlak joined Wellington Management as an investment professional in 2004.

Jonathan G. White

Jonathan G. White, CFA, Managing Director and Director, Research Portfolios of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since April 2020. Mr. White joined Wellington Management as an investment professional in 1999.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2019, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2019, the Fund paid $1,161,486 in administration fees and $1,224,909 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At the December 2019 Board Meeting, the Board, including all of the Independent Trustees, considered information relating to the appointment of KAR, T. Rowe Price, WCM, and Wellington Management as the Fund’s sub-advisers and the respective Sub-Advisory Agreement Amendments. The Board, including all of the Independent Trustees, also considered information relating to the Sub-Sub Advisory Agreement pursuant to which T. Rowe Price Hong Kong will serve as sub-sub-adviser for the sleeve of the Fund managed by T. Rowe Price.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Sub-Advisory Agreements, the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement. With respect to its approval of the Sub-Advisory Agreement Amendments, the Board noted that each of the Sub-Advisory Agreement Amendments was with a sub-adviser that already provides services to one or more existing funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement.

In reviewing the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability date; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to KAR, T. Rowe Price, WCM, Wellington Management and/or T. Rowe Price Hong Kong through its respective relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve each of the Sub-Advisory Agreement Amendments or the Sub-Sub Advisory Agreement.

Before approving the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM, KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong and to consider the terms of the respective Sub-Advisory Agreements and Sub-Sub Advisory Agreement, as applicable. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement are is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by each of KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong. The Board noted JNAM’s evaluation of each KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong, as well as JNAM’s recommendations, based on its review of KAR, T. Rowe Price, WCM, Wellington Management T. Rowe Price Hong Kong, in connection with its approval of the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement, as applicable.

The Board reviewed the qualifications, backgrounds, and responsibilities of each of KAR’s, T. Rowe Price’s, WCM’s, and Wellington Management’s portfolio managers who would be responsible for the day-to-day management of the Fund. The Board also considered information relating to T. Rowe Price Hong Kong with respect to its proposed role as sub-sub adviser for the sleeve of the Fund to be managed by T. Rowe Price. The Board reviewed information pertaining to each KAR’s, T. Rowe Price’s, WCM’s, Wellington Management’s and T. Rowe Price Hong Kong’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong. The Board considered compliance reports about KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by each of KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong under the respective Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of the Fund’s proposed Sub-Advisers’ investment mandates with similar investment strategies and the simulated performance of the underlying strategies as compared to the Fund, as applicable, the Fund’s benchmark index and the Fund’s peer group returns. The Board also considered T. Rowe’s proposal regarding how the Sub-Sub-Adviser would manage a sleeve of the Fund. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the respective Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to each KAR, T. Rowe Price, WCM, and Wellington Management. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by KAR, T. Rowe Price, WCM, and Wellington Management to similar clients, if any. The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. While the Board considered the Fund’s sub-advisory fees and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and the sub-sub advisory fee would be paid by T. Rowe and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Fund’s fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Fund’s peer groups may change from time to time.

The Board noted that the replacement of the Fund’s sub-adviser is being proposed in conjunction with investment strategy changes to Fund, including a change from a single manager structure to a multi-managed managed fund structure. In this regard, the Board considered that the Fund’s pro forma advisory fee, sub-advisory fee, and total expense ratio are lower than the respective peer group averages. The Board concluded that the sub-advisory and sub-

sub advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, KAR, T. Rowe Price, WCM, and Wellington Management, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board noted that the sub-sub advisory fee does not contain breakpoints.

The Board also considered that the Fund’s sub-advisory fee rates have been separately negotiated between JNAM and each KAR, T. Rowe Price, WCM, and Wellington Management at arm’s length, and that these sub-advisory fees are paid by JNAM. The Board considered that the existing sub-advisory fee relationship discount agreement between JNAM and T. Rowe Price would decrease the sub-advisory fee rates as Fund assets increase in the future. The Board noted that the sub-sub advisory fee would be paid by T. Rowe Price to T. Rowe Price Hong Kong. The Board concluded that the fees in some measure allow for adequate participation in economies of scale with shareholders.

Other Benefits to KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong

In evaluating the benefits that may accrue to each KAR, T. Rowe Price, WCM, Wellington Management and T. Rowe Price Hong Kong through its respective relationship with the Fund, the Board noted that KAR, T. Rowe Price, WCM, Wellington Management and/or T. Rowe Price Hong Kong may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of KAR, T. Rowe Price, WCM, Wellington Management and/or T. Rowe Price Hong Kong as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement Amendments and the Sub-Sub Advisory Agreement, as applicable.

OTHER MATTERS

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. JNAM also serves as the Trust’s administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 31, 2020, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/Lazard Emerging Markets Fund (Class A)	39,795,460.222
JNL/Lazard Emerging Markets Fund (Class I)	32,549,026.130

As of January 31, 2020, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because shares in the Trust are sold only to the separate account of the Insurance Companies, certain Funds of the Trust, and certain investment companies managed by affiliates of JNAM organized as Fund of Funds, and to certain nonqualified retirement plans, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson NY will solicit voting instructions from owners of Variable Contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from Contract Owners, also will be voted in the same proportions as those shares for which voting instructions are received from Contract Owners. This is sometimes referred to as “echo” voting.

As of the Record Date, January 31, 2020, the following persons owned 5% or more of the shares of the Fund either beneficially or of record:

JNL/Lazard Emerging Markets Fund – Class I Shares
Owner’s Name	Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Growth Fund	1 Corporate Way Lansing, MI 48951	17.30%
JNL/S&P Managed Growth Fund	1 Corporate Way Lansing, MI 48951	15.74%
JNL/S&P Managed Aggressive Growth Fund	1 Corporate Way Lansing, MI 48951	13.53%
JNL Growth Allocation Fund	1 Corporate Way Lansing, MI 48951	10.77%
JNL Institutional Alt 25 Fund	1 Corporate Way Lansing, MI 48951	9.70%
JNL Aggressive Growth Allocation Fund	1 Corporate Way Lansing, MI 48951	8.88%
JNL/S&P Managed Moderate Fund	1 Corporate Way Lansing, MI 48951	8.76%
JNL Moderate Growth Allocation Fund	1 Corporate Way Lansing, MI 48951	6.97%

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  As of January 31, 2020, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposals are not approved by Shareholders of the Fund, KAR, T. Rowe Price, WCM, and Wellington Management will not be appointed as the sub-advisers to the Fund, and T. Rowe HK will not be appointed as sub-sub-adviser to the T. Rowe Price Strategy, and the changes described in the Proposals under the “Summary of the Proposals” section will not become effective. Further, if the Proposals are not approved, the Fund will continue to operate as it currently does. In that case, the Board will consider what, if any, course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Proposals. The approval of the Proposals is not contingent upon the approval of either or both of the Reorganizations described in the “Overview and Board Approval” section.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trust’s administrator, has retained the services of Donnelley Financial LLC (“DFS”), 35 West Wacker Drive, Chicago, Illinois 60601. Under the agreement between JNAM and DFS, DFS’s subcontractor, Mediant Communications (“Mediant”), 400 Regency Parkway, Suite 200, Cary, North Carolina 27519, will assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $39,679.74.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: February 10, 2020
Lansing, Michigan

APPENDIX A

JNL Multi-Manager Emerging Markets Equity Fund

(formerly, the JNL/Lazard Emerging Markets Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.76%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses1	0.17%
Acquired Fund Fees and Expenses2	0.01%
Total Annual Fund Operating Expenses	1.24%
1	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.76%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses1	0.17%
Acquired Fund Fees and Expenses2	0.01%
Total Annual Fund Operating Expenses	0.94%
1	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager Emerging Markets Equity Fund ~~JNL/Lazard Emerging Markets Fund~~ Class A
1 year	3 years	5 years	10 years
$126	$393	$681	$1,500

JNL Multi-Manager Emerging Markets Equity Fund ~~JNL/Lazard Emerging Markets Fund~~ Class I
1 year	3 years	5 years	10 years
$96	$300	$520	$1,155

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
~~1/1/2018 - 12/31/2018~~	~~14~~	~~%~~
1/1/2019 - 12/31/2019	25	%*

* The portfolio turnover rate for the period January 1, 2019 to December 31, 2019 is from the prior sub-adviser, Lazard Asset Management LLC.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of emerging market equity strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

T. Rowe Price Emerging Markets Discovery Stock Strategy

T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited (collectively, “T. Rowe Price”) constructs the Emerging Markets Discovery Stock Strategy by investing in stocks issued by companies in emerging markets. T. Rowe Price may invest in companies of any size but generally seeks stocks of mid or larger companies that T. Rowe Price believes are forgotten. T. Rowe Price considers frontier markets to be a subset of emerging markets. T. Rowe Price expects to make most of its investments in stocks of companies located in, or that have economic ties to, the emerging market countries (which include frontier markets) in Asia, Latin America, Europe, Africa, and the Middle East.

WCM Focused Emerging Markets Strategy

WCM Investment Management, LLC (“WCM”) constructs the Focused Emerging Markets Strategy by investing in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies located in developed countries and in emerging and frontier market countries. WCM’s investments in equity securities may include common stocks and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs”, and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Wellington Emerging Markets Research Equity Core Strategy

Wellington Management Company LLP (“Wellington Management”) constructs the Emerging Markets Research Equity Core Strategy by investing in equity and equity-related securities issued by companies located in emerging market countries. Wellington Management may invest in equity securities of issuers that, while not domiciled in emerging market countries, have or will have substantial assets in emerging market countries or derive or expect to derive a substantial portion of their total revenues from either goods or services produced in, or sales made in, emerging market countries, including frontier markets. Wellington Management may invest in locally listed common stocks and securities traded in over-the-counter markets, depositary receipts (such as ADRs, EDRs, GDRs, and American Depositary Shares (“ADSs”)). Wellington Management will generally invest in mid- and large-capitalization companies. Wellington Management will generally invest in companies above $2 billion in market capitalization.

Kayne Anderson Rudnick Emerging Markets Small Cap Strategy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) constructs the Emerging Markets Small Cap Strategy by investing in equity or equity-linked securities of small capitalization companies located in emerging markets countries. KAR will invest in a select group of small-cap companies believed by KAR to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that KAR believes to have a sustainable competitive advantage, strong management, and low financial risk and to be able to grow over market cycles.

KAR considers small-capitalization companies to be those companies that, at the time of initial purchase for the investment strategy, have market capitalizations of less than $8 billion. KAR intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. Equity securities in which KAR invests include common stocks, preferred stocks and ADRs/GDRs. KAR does not use allocation models to restrict investments to certain regions, countries, or industries.

The Fund considers a company to be in an emerging or frontier country or market if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market.

Emerging market countries include, but are not limited to, all countries represented by the MSCI Emerging Markets Index (the “Index”). The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Fund generally invests in securities of companies located in different regions and in at least three different countries. The Fund may concentrate, or invest a significant portion of its assets, in the securities of companies in one or a few countries or regions. The Fund may make significant investments in certain sectors or group of sectors within a particular industry or industries from time to time and intends to concentrate its investments in the banking industry.

The Fund may invest in participatory notes.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

~~The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries.~~

~~Emerging market countries include, but are not limited to, all countries represented by the MSCI Emerging Markets Index (the “Index”). The Index includes, but is not limited to, the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.~~

~~Lazard Asset Management LLC (“Sub-Adviser”) employs a relative value strategy to the emerging markets universe by investing in companies that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.~~

~~The allocation of the Fund’s assets among emerging market countries may shift from time to time based on the Sub-Adviser’s judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin, and Eastern Europe.~~

~~The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.~~

~~The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

●	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

●	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

●	Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

●	Banking industry investment risk – Investment in securities issued by banks may be affected by factors influencing the health and performance of the banking industry. These factors may include, among others, economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. Bank securities typically are not insured by the U.S. government, foreign governments, or their agencies. Bank securities that do not represent deposits have lower priority in the bank’s capital structure than those securities comprised of deposits. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

●	Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

●	Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

●	Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.

●	Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

●	Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

●	Participation note risk – An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and a participation note’s performance may differ from the underlying security’s performance. Holders of participation notes do not have the same rights as an owner of the underlying stock and are subject to the credit risk of the issuer, and participation notes are privately issued and may be illiquid.

~~●~~	~~Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.~~

~~●~~	~~China and India country specific risks – Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region and India may be volatile.~~

~~●~~	~~Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.~~

~~●~~	~~Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.~~

~~●~~	~~Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.~~

~~●~~	~~Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.~~

~~●~~	~~Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.~~

~~●~~	~~Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.~~

~~●~~	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio;~~

~~(iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~

~~●~~	~~Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~

~~●~~	~~Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.~~

~~●~~	~~Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.~~

~~●~~	~~Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Sub-Adviser’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Sub-Adviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.~~

~~●~~	~~Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.~~

~~●~~	~~Russia investment risk – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant~~

~~risks. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equity securities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.~~

~~●~~	~~Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.~~

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. Performance prior to April 27, 2020 reflects the Fund's results when managed by the former sub-adviser, Lazard Asset Management LLC, utilizing a different investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective April 27, 2020, the Fund was combined with JNL/Invesco China India Fund and JNL/Oppenheimer Emerging Markets Innovator Fund, each a series of JNL Series Trust, with the Fund as the surviving Fund. The performance shown is the Fund’s historic performance and does not reflect the performance of the Acquired Funds.

Effective April 27, 2020, for consistency with the Fund’s principal investment strategies, the Fund will replace the MSCI Emerging Markets Index with the MSCI Emerging Markets IMI Index as the Fund’s primary benchmark.

Annual Total Returns as of December 31

Class A

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
21.91%
-17.75%
22.21%
-1.10%
-5.26%
-18.69%
19.28%
28.60%
-18.35%
17.85%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Best Quarter (ended 9/30/2010): 20.27%; Worst Quarter (ended 9/30/2011): -20.48%

Annual Total Returns as of December 31

Class I

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
22.24%
-17.63%
22.46%
-0.83%
-5.02%
-18.59%
19.50%
28.94%
-18.13%
18.17%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Best Quarter (ended 9/30/2010): 20.31%; Worst Quarter (ended 9/30/2011): -20.46%

Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL~~/Lazard~~ Multi-Manager Emerging Markets Equity Fund (Class A)	17.85%	3.72%	3.26%
MSCI Emerging Markets IMI Index (Net) (reflects no deduction for fees, expenses, or taxes)	17.65%	5.30%	3.60%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses, or taxes)	18.42%	5.61%	3.68%

Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL~~/Lazard~~ Multi-Manager Emerging Markets Equity Fund (Class I)	18.17%	3.95%	3.49%
MSCI Emerging Markets IMI Index (Net) (reflects no deduction for fees, expenses, or taxes)	17.65%	5.30%	3.60%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses, or taxes)	18.42%	5.61%	3.68%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
~~Lazard Asset Management LLC (“Lazard”)~~

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

WCM Investment Management, LLC (“WCM”)

Wellington Management Company LLP (“Wellington Management”)

Sub-Sub-Adviser:

T. Rowe Price Hong Kong Limited

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	April 2020	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	April 2020	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	April 2020	Portfolio Manager, JNAM
Hyung Kim	April 2020	Portfolio Manager and Senior Research Analyst, KAR
Craig Thrasher, CFA	April 2020	Portfolio Manager and Senior Research Analyst, KAR

Name:	Joined Fund Management Team In:	Title:
Ernest Yeung, CFA, IMC	April 2020	Portfolio Manager and Vice President, T. Rowe Price
Sanjay Ayer, CFA	April 2020	Portfolio Manager and Business Analyst, WCM
Peter Hunkel	April 2020	Portfolio Manager and Business Analyst, WCM
Gregory Ise, CFA	April 2020	Portfolio Manager and Business Analyst, WCM
Mike Tian, CFA	April 2020	Portfolio Manager and Business Analyst, WCM
Michael B. Trigg	April 2020	Portfolio Manager and Business Analyst, WCM
Mary L. Pryshlak, CFA	April 2020	Senior Managing Director and Director of Global Industry Research, Wellington Management
Jonathan G. White, CFA	April 2020	Managing Director and Director, Research Portfolios, Wellington Management
~~John R. Reinsberg~~	~~2006~~	~~Deputy Chairman, Lazard~~
~~James Donald~~	~~2006~~	~~Managing Director and Portfolio Manager/Analyst, Lazard~~
~~Rohit Chopra~~	~~2007~~	~~Managing Director and Portfolio Manager/Analyst, Lazard~~
~~Monika Shrestha~~	~~2015~~	~~Director, Portfolio Manager/Analyst, Lazard~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Emerging Markets Equity Fund

(formerly, the JNL/Lazard Emerging Markets Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of emerging market equity strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

T. Rowe Price Emerging Markets Discovery Stock Strategy

T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited (collectively, “T. Rowe Price”) constructs the Emerging Markets Discovery Stock Strategy by investing in stocks issued by companies in emerging markets. T. Rowe Price may invest in companies of any size but generally seeks stocks of mid or larger companies that T. Rowe Price believes are forgotten. T. Rowe Price considers frontier markets to be a subset of emerging markets.

T. Rowe Price expects to make most of its investments in stocks of companies located in, or that have economic ties to, the emerging market countries (which include frontier markets) in Asia, Latin America, Europe, Africa, and the Middle East.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following characteristics:

●	under-owned and under-researched by mainstream investors;

●	low valuation relative to a company’s fundamentals;

●	companies that may benefit from restructuring activity or other turnaround opportunities;

●	a sound balance sheet and other positive financial characteristics;

●	strong or improving position in an overlooked industry or country; and

●	above-average dividend yield and/or the potential to grow dividends.

WCM Focused Emerging Markets Strategy

WCM Investment Management, LLC (“WCM”) constructs the Focused Emerging Markets Strategy by investing in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies located in developed countries and in emerging and frontier market countries.

WCM’s investments in equity securities may include common stocks and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs”, and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

WCM uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth. WCM’s investment process focuses on seeking companies that are industry leaders with strengthening competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors including political risk, monetary policy risk, and regulatory risk in selecting securities. Although the Fund may invest in any size companies, it generally invests in large capitalization established multinational companies. WCM considers large capitalization companies to be those with market capitalization of $5 billion or greater at the time of investment. WCM generally invests in securities of companies located in different regions and in at least three different countries. However, from time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions. The Fund may make significant investments in certain sectors or group of sectors within a particular industry or industries from time to time.

Wellington Emerging Markets Research Equity Core Strategy

Wellington Management Company LLP (“Wellington Management”) constructs the Emerging Markets Research Equity Core Strategy by investing in equity and equity-related securities issued by companies located in emerging market countries. Wellington Management may invest in equity securities of issuers that, while not domiciled in emerging market countries, have or will have substantial assets in emerging market countries or derive or expect to derive a substantial portion of their total revenues from either goods or services produced in, or sales made in, emerging market countries, including frontier markets. Wellington Management may invest in locally listed common stocks and securities traded in over-the-counter markets, depositary receipts (such as ADRs, EDRs, GDRs, and American Depositary Shares (“ADSs”)).

Wellington Management may also invest in other permissible investments, such as real estate securities, convertible bonds, preferred stock, rights, warrants, exchange-traded funds, as well as debt securities, cash and cash equivalents, and derivative instruments which may be used for investment purposes and for efficient portfolio management including hedging against risk.

Wellington Management uses a bottom-up stock selection approach based on the fundamental research of its global industry analysts. Wellington Management will seek to develop a portfolio that is generally diversified across issuers, countries, industries, and style. Wellington Management will generally invest in mid- and large-capitalization companies. Wellington Management will generally invest in companies above $2 billion in market capitalization.

Kayne Anderson Rudnick Emerging Markets Small Cap Strategy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) constructs the Emerging Markets Small Cap Strategy by investing in equity or equity-linked securities of small capitalization companies located in emerging markets countries. KAR will invest in a select group of small-cap companies believed by KAR to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that KAR believes to have a sustainable competitive advantage, strong management, and low financial risk and to be able to grow over market cycles.

KAR considers small-capitalization companies to be those companies that, at the time of initial purchase for the investment strategy, have market capitalizations of less than $8 billion. KAR intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, KAR primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which KAR invests include common stocks, preferred stocks and ADRs/GDRs. KAR does not use allocation models to restrict investments to certain regions, countries, or industries.

KAR uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, KAR researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure.

The Fund considers a company to be in an emerging or frontier country or market if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market.

Emerging market countries include, but are not limited to, all countries represented by the MSCI Emerging Markets Index (the “Index”). The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile,

China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Fund generally invests in securities of companies located in different regions and in at least three different countries. The Fund may concentrate, or invest a significant portion of its assets, in the securities of companies in one or a few countries or regions. The Fund may make significant investments in certain sectors or group of sectors within a particular industry or industries from time to time and intends to concentrate its investments in the banking industry.

The Fund may invest in participatory notes.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

~~The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries.~~

~~Emerging market countries include, but are not limited to, all countries represented by the MSCI Emerging Markets Index. The Index includes, but is not limited to, the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.~~

~~The Sub-Adviser employs a relative value strategy to the emerging markets universe by investing in companies that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values. The Sub-Adviser’s approach consists of an analytical framework, accounting validation, fundamental analysis, and portfolio construction parameters.~~

~~The allocation of the Fund’s assets among emerging market countries may shift from time to time based on the Sub-Adviser’s judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin, and Eastern Europe.~~

~~The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.~~

~~The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the ~~Sub-Adviser’s~~ Sub-Advisers’ investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Company risk
•	Foreign securities risk
•	Currency risk

•	Managed portfolio risk
•	Accounting risk
•	Banking industry investment risk
•	Concentration risk
•	Foreign regulatory risk
•	Government regulatory risk
•	Depositary receipts risk
•	Stock risk
•	Participation note risk
~~•~~	~~Accounting risk~~
~~•~~	~~China and India country specific risk~~
~~•~~	~~Company risk~~
~~•~~	~~Currency risk~~
~~•~~	~~Depositary receipts risk~~
~~•~~	~~Derivatives risk~~
~~•~~	~~Emerging markets and less developed countries risk~~
~~•~~	~~Equity securities risk~~
~~•~~	~~Financial services risk~~
~~•~~	~~Foreign regulatory risk~~
~~•~~	~~Foreign securities risk~~
~~•~~	~~Government regulatory risk~~
~~•~~	~~Hedging instruments risk~~
~~•~~	~~Managed portfolio risk~~
~~•~~	~~Russia investment risk~~
~~•~~	~~Stock risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). ~~While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.~~

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Issuer risk
•	Small-capitalization investing risk
•	Mid-capitalization and small- capitalization investing risk
•	China and India country specific risks
•	Asia ex Japan concentration risk
•	Asian investment risk
•	European investment risk
•	Consumer Discretionary risk
•	Information technology sector risk
•	Investing though Stock Connect risk
•	Investments in IPOS risk
•	Russia investment risk
•	Frontier market countries risk
•	Financial services risk
•	Micro-capitalization investing risk
•	Custody risk
•	Cybersecurity risk
•	Derivatives risk
•	Investment strategy risk

•	Investment style risk
•	Market risk
•	Portfolio turnover risk
•	Redemption risk
•	Regulatory investment limits risk
•	Sector risk
•	Securities lending risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk
~~•~~	~~Counterparty risk~~
~~•~~	~~Cybersecurity risk~~
~~•~~	~~Cyclical opportunities risk~~
~~•~~	~~Expense risk~~
~~•~~	~~Investment strategy risk~~
~~•~~	~~Investment style risk~~
~~•~~	~~Market risk~~
~~•~~	~~Portfolio turnover risk~~
~~•~~	~~Redemption risk~~
~~•~~	~~Regulatory investment limits risk~~
~~•~~	~~Sector risk~~
~~•~~	~~Securities lending risk~~
~~•~~	~~Settlement risk~~
~~•~~	~~Temporary defensive positions and large cash positions risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers’ ~~Sub-Adviser’s~~ abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers, and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.

The following individuals are responsible for application of the Fund’s strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Emerging Market Equity Fund are:

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. KAR acts as sub-adviser to mutual funds and as investment adviser to institutions and individuals. As of December 31 , 2019, KAR had approximately $ 33.0 billion in assets under management.

Hyung Kim is a Portfolio Manager and a Senior Research Analyst at KAR. Mr. Kim has primary research responsibilities for the Emerging Markets and International Small Cap strategies at KAR. Mr. Kim has approximately 15 years of research experience. Before joining KAR in 2017, Mr. Kim worked as an International Equity Analyst for Advisory Research Inc. for seven years and as a Portfolio Manager on their Global Value strategy. Prior to joining Advisory Research, Mr. Kim worked as a research analyst at Coghill Capital Management and in corporate banking at HSBC and Woori Bank in Seoul, Korea. He also worked as an equity research intern at CLSA in Seoul. Mr. Kim earned a B.A. in German with a minor in Economics from Hankuk University of Foreign Studies in Seoul, Korea, and an M.B.A. in accounting and finance from the University of Chicago Booth School of Business. He is fluent in Korean and German.

Craig Thrasher, CFA, is a Portfolio Manager and a Senior Research Analyst at KAR. Mr. Thrasher has primary research responsibilities for the International and Emerging Markets Small Cap strategies at KAR. Before joining KAR in 2008, Mr. Thrasher worked at Kirr, Marbach & Company as an Equity Analyst and at Wedbush Morgan Securities in correspondent credit. He has approximately 15 years of equity research experience. Mr. Thrasher earned a B.S. in Business and Public Administration, concentration in Finance, from the University of Arizona, and an M.B.A. from the University of Chicago, Graduate School of Business. Mr. Thrasher is a Chartered Financial Analyst charterholder.

T. Rowe Price Associates, Inc. (“T. Rowe”) is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Sub-Sub-Adviser to the T. Rowe Price Emerging Markets Discovery Stock Strategy sleeve of the Fund is T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), located at 6/F Chater House 8 Connaught Place, Central Hong Kong. T. Rowe Price Hong Kong, a wholly owned subsidiary of T. Rowe Price, was organized as a Hong Kong limited company in 2010. T. Rowe Price Hong Kong is compensated by T. Rowe Price at no additional expense to the Fund.

Ernest Yeung, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Hong Kong Limited, is a portfolio manager for the Emerging Markets Discovery Equity Strategy at T. Rowe Price. He was the co-portfolio manager for the International Small-Cap Equity Strategies from 2009 to 2014. Prior to joining T. Rowe Price in 2003, Mr. Yeung was an analyst with HSBC Asset Management in London. Mr. Yeung earned an M.A., with honours, in economics from Cambridge University. He also has earned the Chartered Financial Analyst designation and the Investment Management Certificate.

WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, California 92651. WCM was founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of December 31, 2019, WCM had approximately $ 49 billion in assets under management.

The portfolio managers responsible for management of the WCM Focused Emerging Markets Strategy of the Fund are Sanjay Ayer, Peter J. Hunkel, Gregory S. Ise, Mike Tian, and Michael Trigg.

Sanjay Ayer, CFA is Portfolio Manager and Business Analyst. Mr. Ayer joined WCM in 2007. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to WCM, Mr. Ayer was an Equity Analyst at Morningstar, Inc. in Chicago from 2002 to 2006, where he covered the gaming, cruise and online travel industries.

Peter J. Hunkel is Portfolio Manager and Business Analyst. Mr. Hunkel joined WCM in 2007. Mr. Hunkel is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Hunkel served as Chief Operating Officer and Senior Portfolio Manager at Centurion Alliance from 2000 to June 2007.

Gregory S. Ise, CFA, is Portfolio Manager and Business Analyst. Mr. Ise joined WCM in 2014. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Ise was a Senior International Research Analyst at Rainier Investment Management (“RIM”) from 2012 to 2014, where he helped launch the firm’s first international small cap open-end mutual fund. Prior to RIM, he was a Vice President and Analyst at Allianz Global Investors from 2006 to 2011, where he contributed to the global and international small cap open-end mutual funds.

Mike Tian, CFA, is Portfolio Manager and Business Analyst. Mr. Tian joined WCM in 2012. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Since the start of his investment career in 2006, Mr. Tian’s experience includes a position as Senior Equity Analyst and Equity Strategist at Morningstar, Inc. in Chicago. While there, he also managed the Morningstar Opportunistic Investor, a portfolio and newsletter focusing on special situations and growth companies, and additionally played an instrumental role in the development of Morningstar’s economic moat trend methodology. Mr. Tian earned his B.S. in Finance from the University of Illinois at Urbana-Champaign and is also a CFA® charterholder.

Michael B. Trigg is Portfolio Manager and Business Analyst. Mr. Trigg has served as a Portfolio Manager and Business Analyst for the WCM since March 2006. Mr. Trigg is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Since he began his investment career in 200, Mr. Trigg’s experience includes a position as equity analyst at Morningstsar, Inc. in Chicago where, in addition to general equity analysis, he managed their Model Growth Portfolio.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31 , 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $ 1.15 trillion in assets under management.

Mary L. Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since April 2020. Ms. Pryshlak joined Wellington Management as an investment professional in 2004.

Jonathan G. White, CFA, Managing Director and Director, Research Portfolios of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since April 2020. Mr. White joined Wellington Management as an investment professional in 1999.

~~The Sub-Adviser to the Fund is Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients which a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.~~

~~John R. Reinsberg is a Deputy Chairman with responsibility for international and global strategies. He is also a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania.~~

~~James Donald is a Managing Director and Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. He began working in the investment field in 1983. Prior to joining Lazard in 1996, James was a Portfolio Manager with Mercury Asset Management. He has a BA (Hons) in history from the University of Western Ontario.~~

~~Rohit Chopra is a Managing Director and Portfolio Manager/Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the firm in 1999, Rohit was with Financial Resources Group, Deutsche Bank and Morgan Stanley. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science.~~

~~Monika Shrestha is a Director and Portfolio Manager/Analyst on the Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. She began working in the investment field in 1997. Prior to joining Lazard in 2003, Monika was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. She has an MBA from Harvard Business School, a BSE in Computer Science and Engineering and a BS in Economics (with a concentration in Finance) from the University of Pennsylvania.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2019~~2018~~.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Asia ex-Japan concentration risk – If a Fund concentrates its investments within Asia ex-Japan countries, the Fund’s performance is expected to be closely tied to social, political and economic conditions within Asian countries, excluding Japan, and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are generally characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, geopolitical and territorial issues, currency fluctuations, less developed legal systems and less efficient markets. Adverse developments in one country can affect the entire region. Numerous elements of the auditing and reporting standards may not provide the same shareholder protection or information as those in developed countries.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, such as the Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals, to the extent necessary, in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Asian investment risk – Investing in Asia involves many of the same risks as investing in foreign securities. In addition, since Asia includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

Banking industry investment risk – Investment in securities issued by banks may be affected by factors influencing the health and performance of the banking industry. These factors may include, among others, economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. Bank securities typically are not insured by the U.S. Government, foreign governments, or their agencies. Bank securities that do not represent deposits have lower priority in the bank’s capital structure than those securities comprised of deposits. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

China and India country specific risks – Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. Government reforms and the move to capitalism may not positively impact the economies of either country. Stable economic growth may be hampered by a number of factors, including burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, currency fluctuations, and social instability. As a result, investments in the Greater China region and India may be volatile.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition. For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry

Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic

To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security

The Fund’s portfolio may invest in a limited number of securities. As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn. It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Consumer discretionary risk – An investment in issuers in the consumer discretionary sector of the market may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Custody risk – The Fund may invest in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries may limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Custody risk is heightened in countries with less developed securities markets.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on a Fund’s Sub-Adviser(s) and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share. As a result, cyber attacks could impact the performance of the Funds.

Cyclical opportunities risk –The Fund may invest in stocks of a company in an effort to take tactical advantage of an anticipated event in that company’s business cycle which evidences growth potential, short-term market movements or changes affecting particular issuers or industries. If the anticipated event does not occur, the value of the stock could fall, which in turn could depress the Fund’s share prices. Cyclical stocks may tend to increase in value quickly during economic upturns, but they also tend to lose value quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations, which can result in losses for the Fund.

Depositary receipts risk – Investments in securities of foreign companies in the form of American depositary receipts (“ADRs”), Global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”) are subject to certain risks. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.

Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear. The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally. In addition, investing in Europe poses some unique risks. Europe includes both developed and emerging markets and investments by a Fund will be subject to the risks associated with investments in such markets. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the European Economic and Monetary Union (“EMU”). The EU is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). Performance is expected to be closely tied to social, political, security, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Recent security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.

The global economic crisis of the past several years has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Additionally, the United Kingdom’s intended withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. There may also be similar Brexit movements in other EU countries, which could impact the economic, security, and political fabric of the EU. It remains unclear whether a negotiated withdrawal agreement can be reached. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Frontier market countries risk – Frontier market countries generally have smaller economies and less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of the Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests, (“sensitive industries”).

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns.

Banks in frontier market countries used to hold the Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, anything environment-related, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.

Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risk by using other derivative investments, which may include purchasing or selling call and put options. The purchase of a call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, the purchase of a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

Information technology sector risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investing through Stock Connect risk – The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Investments in IPOs risk –The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Micro-capitalization investing risk – Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less publicly available information about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price. Generally, the smaller the company size, the greater these risks become.

Participation note risk – An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and a participation note’s performance may differ from the underlying security’s performance. Holders of participation notes do not have the same rights as an owner of the underlying stock and are subject to the credit risk of the issuer. Participation notes are typically privately issued and may be illiquid.

Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Russia investment risk – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that the Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equity securities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

Many investments in Russia are tied to commodities, particularly, oil. The price of commodities and volatility in the commodities market could have a negative impact on the Russian economy, Russian companies, and Russian investments. The geopolitical environment with the Ukraine and Middle East enhance the possibility of conflict with Russia.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers’ choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, terrorism, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Health care sector risk – An investment in issuers in the health care sector may be adversely affected by government regulations and government health care programs and increases or decreases in the cost of medical products and services. Health care companies are heavily dependent on patent protection and the expiration of a patent may adversely affect their profitability. Health care companies are also subject to extensive litigation based on product liability and similar claims. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers, all of which may be time consuming and costly with no guarantee that any product will come to market. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment toward infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment toward infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional, regulations governing the licensing, construction and operation of power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

APPENDIX B

JNL Series Trust

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Kayne Anderson Rudnick Investment Management, LLC

Agreement, dated as of April 30, 2018, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and Kayne Anderson Rudnick Investment Management, LLC (“Sub-Adviser”), a limited liability company, organized in the State of California.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.	Services to be Rendered by the Sub-Adviser to the Trust

A.            As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.            As part of the services it will provide hereunder, the Sub-Adviser will:

(i)            obtain and evaluate pertinent economic, statistical, financial, and other information, as necessary, affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)           formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)          take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)          use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)           keep the Adviser, and as requested by the Adviser, the Board, fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)         cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)        in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)       provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)           cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.            In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the

Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.            Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.             In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.             Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.            The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H.            The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I.             Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.             The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.            The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.             The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.

M.           The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.           The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time.

O.           The Sub-Adviser will review each Fund’s investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser’s knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund.

3.	Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund.

4.	Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Liability and Indemnification

A.            Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.             Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing to the Adviser or the Trust by the Sub-Adviser.

6.	Representations of Adviser

The Adviser represents, warrants and agrees that:

A.            The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.            The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.            The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.             The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.	Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.            The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.           The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written reasonable request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine, on site, the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all other supporting records relevant to the Sub-Adviser’s code of ethics.

E.             The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.             The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.             The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.            The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.              The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.             The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.            The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.	Commodity Exchange Act Matters

A.            The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)            with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)           with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)          only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.            The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)            the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)           if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)          if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.            The Adviser and the Sub-Adviser each further agree that:

(i)            to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)           the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)          the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)          the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.	Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.	Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.	Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.	Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

The confidential treatment of the information noted in this Agreement shall also apply to information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services.

13.	Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2019. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.	Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.	Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.	Use of Adviser’s Name

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

17.	Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.	Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

19.	Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

20.	Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.	Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Kayne Anderson Rudnick Investment Management, LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067
Attn: Jeannine Vanian, COO
Email address: Jvanian@kayne.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.	Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.	Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.	Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.	Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud

Title:	President and Chief Executive Officer

Kayne Anderson Rudnick Investment Management, LLC

By:	/s/ Judith Ritter

Name:	Judith Ritter

Title:	CCO

Schedule A

April 30, 2018

(Funds)

JNL Multi-Manager Small Cap Growth Fund

Schedule B

April 30, 2018

(Compensation)

JNL Multi-Manager Small Cap Growth Fund
Average Daily Net Assets	Annual Rate

All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by Kayne Anderson Rudnick Investment Management, LLC.

Amendment to JNL Series Trust

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Kayne Anderson Rudnick Investment Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Kayne Anderson Rudnick Investment Management, LLC, a California limited liability company and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 30th day of April, 2018 (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to the fund or funds (each, a “Fund”) of JNL Series Trust (the “Trust”), as identified on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend the following sections of the Agreement, effective September 6, 2019: Section 2. “Services to be Rendered by the Sub-Adviser to the Trust”; Section 7. “Representations of Sub-Adviser”; and Section 14. “Termination of Agreement”.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph C., under Section 2. “Services to be Rendered by the Sub-Adviser to the Trust,” shall be deleted and replaced, in its entirety, with the following:

C.             In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

2)	Sub-paragraph L., under Section 2. “Services to be Rendered by the Sub-Adviser to the Trust,” shall be deleted and replaced, in its entirety, with the following:

L.              Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

3)	Sub-paragraph B., under Section 7. “Representations of Sub-Adviser,” shall be deleted and replaced, in its entirety, with the following:

B.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

4)	Section 14. “Termination of Agreement” shall be deleted and replaced, in its entirety, with the following:

14.           Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or by the Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

5)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

6)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

7)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		Kayne Anderson Rudnick Investment Management, LLC

By:	/s/ Mark D. Nerud	By:	/s/ Jeannine Vanian
Name:	Mark D. Nerud	Name:	Jeannine Vanian
Title:	President and CEO	Title:	Chief Operating Officer

Amendment to JNL Series Trust

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Kayne Anderson Rudnick Investment Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Kayne Anderson Rudnick Investment Management, LLC, a California limited liability company and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 30th day of April, 2018 (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to the fund or funds (each, a “Fund”) of JNL Series Trust (the “Trust”), as identified on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B of the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the appointment of the Sub-Adviser to manage a portion of assets of the JNL Multi-Manager Emerging Markets Equity Fund of the Trust, effective April 27, 2020.

Whereas, the Parties have agreed to amend the Agreement to add the JNL Multi-Manager Emerging Markets Equity Fund and its fees (for the portion of assets managed by Sub-Adviser), effective April 27, 2020.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2020, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2020, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2020.

Jackson National Asset Management, LLC		Kayne Anderson Rudnick Investment Management, LLC

By:	/s/ Emily J. Bennett	By:	/s/ Jeannine Vanian
Name:	Emily J. Bennett	Name:	Jeannine Vanian
Title:	AVP, Associate General Counsel	Title:	Chief Operating Officer

Schedule A
Dated April 27, 2020

Funds
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager Small Cap Growth Fund

Schedule B
Dated April 27, 2020

JNL Multi-Manager Emerging Markets Equity Fund*
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.650%
Amounts over $150 Million	0.600%

* For the portion of the Average Daily Net Assets managed by Kayne Anderson Rudnick Investment Management, LLC.

JNL Multi-Manager Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by Kayne Anderson Rudnick Investment Management, LLC.

APPENDIX C

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Agreement is effective as of the 31st day of January 2001, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a “Fund” and collectively the “Funds”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.
Management.  Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including, without limitation, exchange traded funds, financial futures, options of any type, commodities and commodity related notes and derivatives, swaps and forwards and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, objectives and policies set forth in the applicable Prospectus delivered by the Adviser to the Sub-Adviser.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's

Declaration of Trust and By-Laws, as amended from time to time, the Trust’s Registration Statement, as amended and filed with the SEC, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report from time to time as reasonably requested to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds based on the Subadviser’s internal books and records.

In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Adviser, to:

a)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

b)	directly or through the trading desk of T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program.

Additionally, Sub-Adviser is authorized on behalf of the Funds to: (a) enter into, terminate or settle agreements and transactions and execute any documents (e.g., any derivatives documentation for exchange traded and over-the-counter derivatives, as applicable) in connection with its services provided hereunder which shall include any market and/or industry standard documentation and the standard representations contained therein, including, without limitation, the pre-printed form 1992 and/or 2002 ISDA Master Agreement (the “ISDA Form”) and the related Schedules, Credit Support Annexes and Confirmations (collectively, the “ISDA Master Agreement”) and the Master Securities Forward Transaction Agreement (the “MSFTA”) and the related Schedules, Annexes and Confirmations (collectively, the “MSFTA Master Agreement”) and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser is authorized to act as agent for each Fund to negotiate, execute and deliver futures give-up agreements with brokers or dealers. In performing these services, Sub-Adviser shall be entitled to rely upon the Fund’s quarterly certification which Adviser will provide to the Sub-Adviser on or before June 13, 2012 and promptly after each calendar quarter, a form of which is attached hereto as Schedule C. The Sub-Adviser is authorized to act as agent for the Funds pursuant to any collateral control agreement the Adviser has established on behalf of the Funds in connection with an ISDA Master Agreement or MSFTA Master Agreement. The Adviser acknowledges and understands that the Funds will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes. The Sub-Adviser is not required to execute foreign currency trades through the Custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

b)	will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will, in placing orders with broker/dealers for the purchase or sale of portfolio securities, attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker/dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker/dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the

Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and rules and regulations thereunder;

d)	may, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its fiduciary obligations to the Fund and to its other clients;

e)	will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as mutually agreed upon by both parties;

f)	will prepare and maintain such books and records with respect to the Funds’ securities transactions and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as mutually agreed upon by both parties;

g)	will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

h)	will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds; and

i)	will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Adviser and the Sub-Adviser each further agree that:

a)	Sub-Adviser and Adviser shall comply with all requirements of the applicable Commodity Exchange Act, as amended (“CEA”) and then-current CFTC regulations that apply to Sub-Adviser with regard to the Funds; and

b)	Sub-Adviser and Adviser shall cooperate by assisting in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

5.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto.  From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7.
Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may, in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies.  Adviser has no objection to Sub-Adviser acting in such capacitates, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser has available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security.  In addition, Adviser understands, and has advised Trust’s Board of Trustees, that the persons employed by Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.
Limitation of Liability.  Neither Sub-Adviser or any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, including any error of judgment or mistake of law or for any loss suffered by the Trust or Fund, any error of fact or mistake of law contained in any report or data provided by the Sub-Adviser; acting on any instructions from the Adviser or reliance on any research or other materials provided by the Adviser, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other against any loss or liability to such other party arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10.	Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or by Adviser or on ninety days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

11.	Acknowledgements of Adviser.

a)	If, in the future, the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5). If the Adviser intends to register as a Commodity Trading Advisor or Commodity Pool Operator, Adviser will provide Sub-Adviser with reasonable, advance, written notice.

12.
Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.
Notice.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

15.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

The remainder of this page has been left blank intentionally.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 14th day of December, 2012, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

T. Rowe Price Associates, Inc.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Schedule A

 Dated December 1, 2012

Funds
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund

Schedule B

Dated December 1, 2012

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 Million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund
Less than $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.30%
Amounts over $50 million	0.25%
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.20%(5)
$100 to $250 million	0.175%
$250 to $500 million	0.125%
Amounts over $500 Million	0.10%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.10%(6)

(5) For net assets less than $100 million, the Sub-Adviser fees will be .30% on net assets up to $50 million and 0.25% on net assets greater than $50 million. The Sub-Adviser fee will reset to .20% on net assets from $0 to $100 million, once assets reach $100 million.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million. The credit will apply at an asset range between $70 million and $100 million.

(6) For net assets greater or equal to $1.5 billion, the Sub-Adviser fees will be .10% on all net assets. The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1.5 billion. The credit will apply at asset levels between $1.225 billion and $1.5 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1.5 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat fee would be triggered, or (b) fall below a threshold of $1.225 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $1.225 billon threshold, divided by the difference between $1.5 billion and the $1.225 billion threshold.  The credit would approach $275,000 annually when a Fund’s assets were close to $1.5 billion and fall to zero at $1.225 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1.225 billion	x $275,000
$275 million

Schedule C

Dated June 13, 2012

Quarterly Certificate Of Jackson National Asset Management, LLC

The undersigned, Jackson National Asset Management (the “Adviser”), in its role as the investment adviser for the JNL Series Trust (the “Trust”), is providing this certification to T. Rowe Price Associates, Inc. (the “Sub-Adviser”), acting as a sub-adviser to certain investment portfolios of the Trust (each, a “Fund” and collectively, the “Funds”) pursuant to the Investment Sub-Advisory Agreement dated January 31, 2001 between the Adviser, the Sub-Adviser and the Trust, as amended from time to time (the “Sub-Advisory Agreement”) and acknowledges that the Sub-Adviser is entitled to rely upon it. Any capitalized term not defined herein or in the Sub-Advisory Agreement shall have the meaning ascribed to it in the ISDA Master Agreement and/or the MSFTA Master Agreement, as applicable.

The Adviser certifies and confirms that each of the representations and warranties set forth below is true and correct as of the date noted below.

1.	No action has been taken by the SEC or state securities regulators to suspend or revoke any Fund’s registration or which could result in the issuance of a stop order with respect to the applicable Registration Statement, and, no investigation or proceeding has been commenced by any regulatory authority that is reasonably likely to materially adversely affect such Fund’s ability to perform its obligations under the ISDA Master Agreement, MSFTA Master Agreement or any Transaction under such agreements.

2.	No actions have been taken or proposed by anyone (including any Fund’s shareholders) to submit to a Fund’s shareholders any change to (i) such Fund’s classification under Section 5 of the 1940 Act, (ii) such Fund’s Investment Guidelines or governing documents regarding the use of derivatives or (iii) any matter requiring the vote of such Fund’s shareholders under Section 13 of the 1940 Act, in each case, which could reasonably be expected to materially adversely affect any ISDA Master Agreement, MSFTA Master Agreement or any Transaction under such agreements.

Certification as of June 13, 2012

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name: Mark D. Nerud
Title: President and CEO

Amendment

to

Investment Sub-Advisory Agreement

Between

Jackson National Asset Management, LLC

and

T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of January 31, 2001, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser sub-advisory fees as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to revise the sub-advisory fees for the JNL/T. Rowe Price Short-Term Bond Fund as set forth on Schedule B, and, in connection with said revisions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of November___ 27 , 2012, effective as of May 1, 2013.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/Fran Pollack-Matz

Name:	Mark D. Nerud	Name:	Fran Pollack-Matz

Title:	President and CEO	Title:	Vice President

Schedule B

Dated May 1, 2013

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 Million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.30%
$50 million to $100 million	0.25%
$100 to $250 million	0.175%
$250 to $500 million	0.125%
Amounts over $500 Million	0.10%
When assets exceed $1.5 billion
Average Daily Net Assets	Annual Rate
All assets	0.10%(5)

(5) For net assets greater or equal to $1.5 billion, the Sub-Adviser fees will be .10% on all net assets. The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1.5 billion. The credit will apply at asset levels between $1.15 billion and $1.5 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1.5 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat fee would be triggered, or (b) fall below a threshold of $1.15 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $1.15 billon threshold, divided by the difference between $1.5 billion and the $1.15 billion threshold.  The credit would approach $350,000 annually when a Fund’s assets were close to $1.5 billion and fall to zero at $1.15 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1.15 billion	x $350,000
$350 million

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of January 31, 2001, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 2. “Delivery of Documents”;

Section 3. “Management”;

Section 10. “Duration and Termination”;

Section 14. “Miscellaneous”; and

the parties have also agreed to add the following new section to the Agreement:

Section 16. Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete the last paragraph of Section 2. “Delivery of Documents”, in its entirety, and replace it with the following:

The Adviser agrees, on an ongoing basis, to notify the Sub-adviser in writing of each change in the fundamental and non-fundamental investment policies and restrictions of the Funds before they become effective and to provide to the Sub-adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission (“SEC”) and amendments to the documents outlined in this paragraph.

Add the following new paragraph as the second paragraph of Section 3. “Management”:

The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. The Adviser acknowledges that to the extent that the Sub-Adviser has agreed to perform the services specified in this Section 3 in accordance with applicable law (including subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act and the Advisers Act) and in accordance with the Trust’s instrument and By-Laws, policies and determinations of the Trustees of the Trust, the Adviser, and the Fund’s Registration Statement, the Sub-Adviser shall perform such services based upon its own internal books and records with respect to the portfolio, which comprise a portion of the Fund’s books and records, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement based upon such books and records and such instructions provided by the Fund or the Adviser.

Delete the first sub-paragraph b) in Section 3 in its entirety, and replace it with the following:

b)	directly or through the trading desk of T. Rowe Price Associates, Inc. and its advisory affiliates, place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

Add the following as a new sub-paragraph c) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)

will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to the Adviser and Funds and will comply with the foreign laws, regulations and regulatory requirements with respect to the Funds as set forth by foreign regulatory agencies directly applicable to the Sub-Adviser’s investment activities in such foreign markets.

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph g) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”:

g)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph h) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”:

h)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Following the sub-heading entitled, “The Sub-Adviser further agrees to” in Section 3, delete sub-paragraph g), in its entirety, and replace it with the following:

g)	May not consult with any other sub-adviser of the Trust, if any, or the sub-advisers to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisor of the Funds in order to effect an orderly transition of the sub-advisory duties so long as such consultation are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

Delete sub-paragraph i) in said section, in its entirety, and replace it with the following:

i)	will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with the Sub-Adviser’s proxy policies and its fiduciary duties hereunder.

Add the following new sub-paragraph j) to said section.

j)	Sub-adviser shall have no responsibility with respect to maintaining custody of the Funds’ assets. The Sub-Adviser shall not be liable for any act or omission of the Funds’ custodian

Add the following to the end of Section 3:

The Adviser further agrees to provide the following:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures applicable to the sub-advisory services that we provide for each Fund;

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

Delete Section 10. “Duration and Termination”, in its entirety, and replace it with the following:

10.

Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms

“majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

Add the following paragraph to the end of Section 14. Miscellaneous:

During the term of this Agreement, the Adviser shall furnish to the Subadviser all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser’s name and its services in any way, or its logo, at a reasonable time prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects in writing with 48 hours (or such other time as may be mutually agreed) after receipt thereof.  Materials which have been previously approved or those that only refer to Subadviser’s name or logo are not subject to such prior approval provided the Adviser shall ensure that such materials are consistent with those which were previously approved by the Subadviser as referenced in the preceding sentence.

Add the following new section, Section 16. Confidential Treatment:

16.
Confidential Treatment.  All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, without the prior written consent of the disclosing party, except that confidential information may be disclosed to a receiving party’s officers, directors, attorneys, financial advisers, accountants, professional advisers and service providers who (i) have executed agreements with confidentiality and nondisclosure obligations with the Adviser or Sub-Adviser, respectively (its “Representatives”) and (ii) have a need to know the confidential information   to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees. Confidential information shall not include information that (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the industry at the time that the recipient learns of such information or knowledge; or (iv) has been rightfully or lawfully obtained by the recipient from any third party.

This Amendment may be executed in two or more counterparts which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24th day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz

Name:	Mark D. Nerud	Name:	Fran Pollack-Matz

Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 1, 2013 and May 30, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 10. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 10. “Duration and Termination” in its entirety, and replace with the following:

10.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz

Name:	Mark D. Nerud	Name:	Fran Pollack-Matz

Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

In Section 3. “Management”, add the following sub-paragraph k) at the end of the sub-section noted “The Sub-Adviser further agrees that it”:

k)	is also permitted to delegate administrative, “middle office,” and “back office” functions, including portfolio reconciliation, to any affiliate of Sub-Adviser as well as third-party service providers subject to confidentiality agreements. Any delegation to affiliates and third-party service providers, and the use of affiliated persons, shall be subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 19th day of August 2015, effective September 28, 2015.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne Ferguson

Name:	Mark D. Nerud	Name:	Savonne Ferguson

Title:	President and CEO	Title:	Vice President

Amendment

to

Investment Sub-Advisory Agreement

Between

Jackson National Asset Management, LLC

and

T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 1, 2013, May 30, 2013, June 4, 2014 and September 28, 2015 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for the JNL/T. Rowe Price Short-Term Bond Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2016, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of December 28, 2015, effective as of January 1, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson

Name:	Mark D. Nerud	Name:	Savonne L. Ferguson

Title:	President and CEO	Title:	Vice President

Schedule B

Dated January 1, 2016

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold.  The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold.  The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes – $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold.  The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes – $875,000,000	x $125,000
$125,000,000

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 31st day of January 2001, and Amended and Restated effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph n) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

n)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. With respect to regulatory investigations involving the Sub-Adviser or litigation in which the Sub-Adviser is a party and to which neither the Funds nor Adviser is a party, the Sub-Adviser shall be responsible for any reasonable fees or costs, subject to Sub-Adviser’s prior notification, incurred by the Funds or Adviser associated with responding to such regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. With respect to regulatory investigations involving the Adviser or litigation in which the Adviser is a party and to which the Sub-Adviser is not a party, the Adviser shall be responsible for any reasonable fees or costs, subject to Adviser’s prior notification, incurred by the Sub-Adviser associated with responding to such regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Sub-Adviser); and (ii) the Adviser’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all costs under this section shall not exceed the lesser (i) $50,000 per Fund for each such regulatory investigation or litigation, (ii) $250,000 for all such regulatory investigations and litigations occurring within any twelve month period, or (iii) another amount as mutually agreed by the parties. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson

Name:	Mark D. Nerud	Name:	Savonne L. Ferguson

Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and Sub-Adviser agree to amend the sub-advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for the JNL/T. Rowe Price Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Schedule B of the Agreement is hereby deleted in its entirety and replaced with Schedule B dated December 1, 2016, attached hereto.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective December 1, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

Schedule B

Dated December 1, 2016

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust, as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Established Growth Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2017, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of July 1, 2017.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

Schedule B

Dated July 1, 2017

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved T. Rowe Price Associates, Inc. to replace Milliman Financial Risk Management LLC as the investment sub-adviser for the JNL/MMRS Moderate Fund, which will subsequently be renamed the JNL/T. Rowe Price Managed Volatility Balanced Fund, effective August 13, 2018.

Whereas, pursuant to this sub-adviser replacement, the Parties have agreed to amend the investment sub-advisory fees for the JNL/T. Rowe Price Managed Volatility Balanced Fund.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/T. Rowe Price Managed Volatility Balanced Fund and its fees, effective August 13, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of August 13,

2018.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

Schedule A

Dated August 13, 2018

Funds
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Managed Volatility Balanced Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund

Schedule B

Dated August 13, 2018

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57
$196,428,571.43	x $687,500

JNL/T. Rowe Price Managed Volatility Balanced Fund(2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Managed Volatility Balance Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $200 million and the flat fee once assets reach $200 million. The credit will apply at asset levels between approximately $187 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.350% fee would be triggered, or (b) fall below a threshold of approximately $187 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.350% fee by the difference between the current portfolio size for billing purposes and the $187 million threshold, divided by the difference between $200 million and the $187 million threshold. The credit would approach $50,000.00 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $187 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67	x $50,000.00
$13,333,333.33

For the Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $500 million and the flat fee once assets reach $500 million. The credit will apply at asset levels between approximately $464 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.350% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464 million, where the flat 0.350% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.350% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464 million threshold, divided by the difference between $500 million and the $464 million threshold. The credit would approach $125,000.00 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29	x $125,000.00
$35,714, 285.71

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.325% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the tiered fee schedule would be triggered, or (b) fall below a threshold of approximately $923 million, where the flat 0.325% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.325 %fee and the tiered fee schedule by the difference between the current portfolio size for billing purposes and the $923 million threshold, divided by the difference between $1 billion and the $923 million threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $923 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $923,076,923.08	x $250,000.00
$76,923,076.92

To accommodate circumstances where the Fund’s assets fall beneath $2 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $2 billion, when the flat 0.275% fee would be triggered, or (b) fall below a threshold of approximately $1.9 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.275% fee by the difference between the current portfolio size for billing purposes and the $1.9 billion threshold, divided by the difference between $2 billion and the $1.9 billion threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $2 billion and fall to zero at approximately $1.9 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,909,090,909.09	x $250,000.00
$90,909,090.91

JNL/T. Rowe Price Value Fund(3)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(3) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule by the difference between $1.375 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.375 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund(4)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(5)

(4) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(5) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(6)

(6) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based -upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated November 1, 2018, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of November 1, 2018.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Terence Baptiste
Name:	Mark D. Nerud	Name:	Terence Baptiste
Title:	President and CEO	Title:	Vice President

Schedule B

Dated November 1, 2018

(Compensation)

JNL/T. Rowe Price Established Growth Fund (1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

JNL/T. Rowe Price Managed Volatility Balanced Fund (2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Managed Volatility Balance Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $200 million and the flat fee once assets reach $200 million. The credit will apply at asset levels between approximately $187 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.350% fee would be triggered, or (b) fall below a threshold of approximately $187 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.350% fee by the difference between the current portfolio size for billing purposes and the $187 million threshold, divided by the difference between $200 million and the $187 million threshold. The credit would approach $50,000.00 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $187 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67	x $50,000.00
$13,333,333.33

For the Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $500 million and the flat fee once assets reach $500 million. The credit will apply at asset levels between approximately $464 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.350% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464 million, where the flat 0.350% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.350% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464 million threshold, divided by the difference between $500 million and the $464 million threshold. The credit would approach $125,000.00 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29	x $125,000.00
$35,714, 285.71

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.325% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the tiered fee schedule would be triggered, or (b) fall below a threshold of approximately $923 million, where the flat 0.325% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.325 %fee and the tiered fee schedule by the difference between the current portfolio size for billing purposes and the $923 million threshold, divided by the difference between $1 billion and the $923 million threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $923 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $923,076,923.08	x $250,000.00
$76,923,076.92

To accommodate circumstances where the Fund’s assets fall beneath $2 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $2 billion, when the flat 0.275% fee would be triggered, or (b) fall below a threshold of approximately $1.9 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.275% fee by the difference between the current portfolio size for billing purposes and the $1.9 billion threshold, divided by the difference between $2 billion and the $1.9 billion threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $2 billion and fall to zero at approximately $1.9 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,909,090,909.09	x $250,000.00
$90,909,090.91

JNL/T. Rowe Price Value Fund (3)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	.475%
$50 million to $100 million	.425%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	.325%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	.300%
$500 million to $1 billion	.275%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.275%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.250%

(3) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the Portfolio’s assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.275% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.275% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.275% fee schedule and the flat 0.25% fee schedule by the difference between $1.375 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.375 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund (4)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(5)

(4) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(5) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(6)

(6) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based -upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2019, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of January 1, 2019.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/Terence Baptiste
Name:	Mark D. Nerud	Name:	Terence Baptiste
Title:	President and CEO	Title:	Vice President

Schedule B

Dated January 1, 2019

(Compensation)

JNL/T. Rowe Price Established Growth Fund (1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

JNL/T. Rowe Price Managed Volatility Balanced Fund (2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Managed Volatility Balance Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $200 million and the flat fee once assets reach $200 million. The credit will apply at asset levels between approximately $187 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.350% fee would be triggered, or (b) fall below a threshold of approximately $187 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.350% fee by the difference between the current portfolio size for billing purposes and the $187 million threshold, divided by the difference between $200 million and the $187 million threshold. The credit would approach $50,000.00 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $187 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67	x $50,000.00
$13,333,333.33

For the Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $500 million and the flat fee once assets reach $500 million. The credit will apply at asset levels between approximately $464 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.350% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464 million, where the flat 0.350% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.350% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464 million threshold, divided by the difference between $500 million and the $464 million threshold. The credit would approach $125,000.00 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29	x $125,000.00
$35,714, 285.71

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.325% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the tiered fee schedule would be triggered, or (b) fall below a threshold of approximately $923 million, where the flat 0.325% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.325 %fee and the tiered fee schedule by the difference between the current portfolio size for billing purposes and the $923 million threshold, divided by the difference between $1 billion and the $923 million threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $923 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $923,076,923.08	x $250,000.00
$76,923,076.92

To accommodate circumstances where the Fund’s assets fall beneath $2 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $2 billion, when the flat 0.275% fee would be triggered, or (b) fall below a threshold of approximately $1.9 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.275% fee by the difference between the current portfolio size for billing purposes and the $1.9 billion threshold, divided by the difference between $2 billion and the $1.9 billion threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $2 billion and fall to zero at approximately $1.9 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,909,090,909.09	x $250,000.00
$90,909,090.91

JNL/T. Rowe Price Value Fund (3)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	.475%
$50 million to $100 million	.425%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	.325%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	.300%
$500 million to $1 billion	.275%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.275%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.250%
When assets exceed $4 billion:
Average Daily Net Assets	Annual Rate
All Assets	.245%

(3) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the Portfolio’s assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.275% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.364 billion, where the flat 0.275% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.275% fee schedule and the flat 0.25% fee schedule by the difference between $1.364 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.364 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.364 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,363,636,363	x $375,000
$136,363,636

For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $4 billion and the flat fee once assets reach $4 billion. The credit will apply at asset levels between approximately $3.92 billion and $4 billion.

To accommodate circumstances where the Fund’s assets fall beneath $4 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.250% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $4 billion, when the flat 0.245% fee would be triggered, or (b) fall below a threshold of approximately $3.92 billion, where the flat 0.250% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.250% fee and the flat 0.245% fee by the difference between the current portfolio size for billing purposes and the $3.92 billion, divided by the difference between $4 billion and the $3.92 billion threshold. The credit would approach $200,000 annually when the Fund’s assets were close to $4 billion and fall to zero at approximately $3.92 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $3,920,000,000	x $200,000
$80,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund (4)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(5)

(4) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(5) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%

When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(6)

(6) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based -upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 3. “Management”; and Section 10. “Duration and Termination” of the Agreement, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph l) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

l)	provided the Funds’ custodian promptly forwards proxies to Sub-Adviser and consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law, rules and regulations; and may, at its discretion (subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement), elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder; provided however, Adviser will, or will direct the Fund’s custodian to, send all proxy solicitation material and other related material, including interim reports, annual reports and other issuer mailings with respect to the Account, to Sub-Adviser or its agent;

2)	Section 10. “Duration and Termination,” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser to the Trust and the other party.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Terence Baptiste
Name:	Mark D. Nerud	Name:	Terence Baptiste
Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes (“Fund Changes”) effective April 27, 2020, as approved by the Board of Trustees of the Trust:
1.	Fund Name Change
-	JNL/T. Rowe Price Managed Volatility Balanced Fund to be renamed the JNL/T. Rowe Price Balanced Fund (and corresponding fee schedule change).
2.	New Fund
-	JNL/T. Rowe Price Capital Appreciation Fund (formerly a series of the Jackson Variable Series Trust) (and corresponding fee schedule).
3.	Sub-Adviser Appointments
-
Appointment of Sub-Adviser to provide sub-investment advisory services to the JNL/Crescent High Income Fund, an existing fund of the Trust, which will be renamed the JNL/T. Rowe Price U.S. High Yield Fund (and corresponding fee schedule) (in connection with the sub-adviser replacement of Crescent Capital Group LP); and

-
Appointment of Sub-Adviser to provide sub-investment advisory services to a portion of assets of the JNL/Lazard Emerging Markets Fund, an existing fund of the Trust, which will be renamed the JNL Multi-Manager Emerging Markets Equity Fund (and corresponding fee schedule) (in connection with the sub-adviser replacement of Lazard Asset Management LLC).

4.	Fee Schedules (pursuant to the Fund Changes outlined above)
-	JNL Multi-Manager Emerging Markets Equity Fund (for the portion of assets managed by the Sub-Adviser);
-	JNL/T. Rowe Price Balanced Fund;
-	JNL/T. Rowe Price Capital Appreciation Fund; and
-	JNL/T. Rowe Price U.S. High Yield Fund.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend the following sections of the Agreement, effective April 27, 2020:
-	The second “Whereas” clause of the introductory section;
-	Section 1. “Appointment.”; and
-	Section 3. “Management.”.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	The second “Whereas” clause in the introductory section of the Agreement is hereby deleted and replaced with the following paragraphs:

“Whereas, the fund(s) listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Board of Trustees of the Trust (the “Board of Trustees”) and the Adviser desire that the Adviser retain the Sub-Adviser as Adviser’s agent to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;”

2)	Section 1. “Appointment.” of the Agreement is hereby deleted and replaced with the following paragraph:

1.
Appointment.  Subject to the approval of the Board of Trustees, Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Such appointment may be limited to a portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.  References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

3)	Add the following new paragraph as the second paragraph of Section 3. “Management.”:

In performing its obligations under this Agreement, the Sub-Adviser may delegate investment authority and discretion to an advisory affiliate for a Fund listed in Schedule A, provided that the Sub-Adviser shall always remain liable to the Adviser and the Fund(s) for its obligations hereunder and that the Sub-Adviser provides written notice to the Adviser before such delegation.

4)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2020, attached hereto.

5)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2020, attached hereto.

6)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

7)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

8)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2020.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Emily J. Bennett	By:	/s/ Terence Baptiste
Name:	Emily J. Bennett	Name:	Terence Baptiste
Title:	AVP, Associate General Counsel	Title:	Vice President

Schedule A
Dated April 27, 2020

Funds
JNL Multi-Manager Emerging Markets Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund

Schedule B
Dated April 27, 2020
 (Compensation)

JNL Multi-Manager Emerging Markets Equity Fund* (1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.85%
$50 million to $100 million	0.75%
Assets over $100 million and up to $200 million:
Average Daily Net Assets	Annual Rate
$0 to $200 million	0.75%
Assets over $200 million and up to $500 million:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.60%
Assets over $500 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.575%
$500 million to $1 billion	0.525%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.525%

* For the portion of the Average Daily Net Assets managed by T. Rowe Price Associates, Inc.

(1)  For the JNL Multi-Manager Emerging Markets Equity Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee when assets are below $100 million and the flat 0.75% fee once assets reach $100 million. The credit will apply at asset level between approximately $93.3 million and $100 million.

To accommodate circumstances where the Fund’s assets fall beneath $100 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered 0.75% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat 0.75% fee would be triggered, or (b) fall below a threshold of approximately $93.3 million, where the tiered 0.75% fee would be fully re-applied.

The credit is determined by multiplying the difference between the tiered 0.75% fee and the flat 0.75% fee by the difference between the current portfolio size for billing purposes and the $93.3 million threshold, divided by the difference between $100 million and the $93.3 million threshold. The credit would approach $50,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $93.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $93,333,333.33 X $50,000
$6,666,666.67

For the JNL Multi-Manager Emerging Markets Equity Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $200 million and the flat 0.60% fee once assets reach $200 million. The credit will apply at asset level between approximately $160 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.75% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.60% fee would be triggered, or (b) fall below a threshold of approximately $160 million, where the flat 0.75% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.75% fee and the flat 0.60% fee by the difference between the current portfolio size for billing purposes and the $160 million threshold, divided by the difference between $200 million and the $160 million threshold. The credit would approach $300,000 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $160 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $160,000,000.00 X $300,000
$40,000,000.00

For the JNL Multi-Manager Emerging Markets Equity Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $500 million and the flat 0.575% fee once assets reach $500 million. The credit will apply at asset level between approximately $479.2 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.60% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.575% fee would be triggered, or (b) fall below a threshold of approximately $479.2 million, where the flat 0.60% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.60% fee and the flat 0.575% fee by the difference between the current portfolio size for billing purposes and the $479.2 million threshold, divided by the difference between $500 million and the $479.2 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $479.2 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $479,166,666.67 X $125,000
$20,833,333.33

For the JNL Multi-Manager Emerging Markets Equity Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee when assets are below $1 billion and the flat 0.525% fee once assets reach $1 billion. The credit will apply at asset level between approximately $952.4 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered 0.525% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat 0.525% fee would be triggered, or (b) fall below a threshold of approximately $952.4 million, where the tiered 0.525% fee would be fully re-applied.

The credit is determined by multiplying the difference between the tiered 0.525% fee and the flat 0.525% fee by the difference between the current portfolio size for billing purposes and the $952.4 million threshold, divided by the difference between $1 billion and the $952.4 million threshold. The credit would approach $250,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $952.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $952,380,952.38 X $250,000
$47,619,047.62

JNL/T. Rowe Price Balanced Fund (2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
Over $500 million	0.250%

(2) For the JNL/T. Rowe Price Balanced Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $200 million and the flat 0.35% fee once assets reach $200 million. The credit will apply at asset level between approximately $186.7 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.35% fee would be triggered, or (b) fall below a threshold of approximately $186.7 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.35% fee by the difference between the current portfolio size for billing purposes and the $186.7 million threshold, divided by the difference between $200 million and the $186.7 million threshold. The credit would approach $50,000 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $186.7 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67 X $50,000
$13,333,333.33

For the JNL/T. Rowe Price Balanced Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $500 million and the flat 0.325% fee once assets reach $500 million. The credit will apply at asset level between approximately $464.3 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.35% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464.3 million, where the flat 0.35% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.35% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464.3 million threshold, divided by the difference between $500 million and the $464.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29 X $125,000
$35,714,285.71

JNL/T. Rowe Price Capital Appreciation Fund (3)
Assets up to $500 million:
Average Daily Net Assets (4)	Annual Rate
$0 to $250 million	0.50%
$250 million to $500 million	0.40%
Assets over $500 million and up to $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.40%
Over $1 billion	0.35%
Assets over $2 billion and up to $3 billion:
Average Daily Net Assets	Annual Rate
$0 to $ 500 million	0.40%
Over $500 million	0.35%
When assets exceed $3 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.35%

(3) For the JNL/ T. Rowe Capital Appreciation Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $3 billion.  The credit will apply at asset levels between approximately $2.93 billion and $3 billion.

To accommodate circumstances where a Fund’s assets fall beneath $3 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $3 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $2.93 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $2.93 billion threshold, divided by the difference between $3 billion and the $2.93 billion threshold.  The credit would approach $250,000 annually when a Fund’s assets were close to $3 billion and fall to zero at approximately $2.93 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes – $2,928,571,429	x $250,000
$71,428,571

(4) In order to prevent the Funds from paying duplicate management fees, the net asset value of shares of the T. Rowe Price Institutional Floating Rate Fund or shares of any other T. Rowe Price institutional fund held in a Fund’s portfolio will be excluded from the Fund’s total assets in calculating the sub-advisory fees payable to the Sub-Adviser.

JNL/T. Rowe Price Established Growth Fund (5)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(5) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:
Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

JNL/T. Rowe Price Value Fund (6)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.475%
$50 million to $100 million	0.425%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.300%
$500 million to $1 billion	0.275%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.250%
When assets exceed $4 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.245%

(6) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the Portfolio’s assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.275% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.364 billion, where the flat 0.275% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.275% fee schedule and the flat 0.25% fee schedule by the difference between $1.364 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.364 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.364 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,363,636,363	x $375,000
$136,363,636

For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $4 billion and the flat fee once assets reach $4 billion. The credit will apply at asset levels between approximately $3.92 billion and $4 billion.

To accommodate circumstances where the Fund’s assets fall beneath $4 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.250% fee.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $4 billion, when the flat 0.245% fee would be triggered, or (b) fall below a threshold of approximately $3.92 billion, where the flat 0.250% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.250% fee and the flat 0.245% fee by the difference between the current portfolio size for billing purposes and the $3.92 billion, divided by the difference between $4 billion and the $3.92 billion threshold.  The credit would approach $200,000 annually when the Fund’s assets were close to $4 billion and fall to zero at approximately $3.92 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $3,920,000,000     x     $200,000
$80,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund (7)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(8)

(7) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Investments Corporation.

(8) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(9)

(9) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold.  The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold.  The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold.  The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

JNL/T. Rowe Price U.S. High Yield Fund (10)
Assets up to $250 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
Over $100 million	0.40%
When assets exceed $250 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(10) For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee when assets are below $100 million and the flat 0.40% fee once assets reach $100 million. The credit will apply at asset level between approximately $83.3 million and $100 million.

To accommodate circumstances where the Fund’s assets fall beneath $100 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered 0.45% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat 0.40% fee would be triggered, or (b) fall below a threshold of approximately $83.3 million, where the tiered 0.45% fee would be fully re-applied.

The credit is determined by multiplying the difference between the tiered 0.45% fee and the flat 0.40% fee by the difference between the current portfolio size for billing purposes and the $83.3 million threshold, divided by the difference between $100 million and the $83.3 million threshold. The credit would approach $75,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $83.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $83,333,333.33 X $75,000
$16,666,666.67

For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $250 million and the flat 0.375% fee once assets reach $250 million. The credit will apply at asset level between approximately $187.5 million and $250 million.

To accommodate circumstances where the Fund’s assets fall beneath $250 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.40% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat 0.375% fee would be triggered, or (b) fall below a threshold of approximately $187.5 million, where the flat 0.40% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.40% fee and the flat 0.375% fee by the difference between the current portfolio size for billing purposes and the $187.5 million threshold, divided by the difference between $250 million and the $187.5 million threshold. The credit would approach $50,000 annually when the Fund’s assets were close to $250 million and fall to zero at approximately $187.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $187,500,000.00 X $50,000
$12,500,000.00

For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $500 million and the flat 0.35% fee once assets reach $500 million. The credit will apply at asset level between approximately $466.7 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.35% fee would be triggered, or (b) fall below a threshold of approximately $466.7 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.35% fee by the difference between the current portfolio size for billing purposes and the $466.7 million threshold, divided by the difference between $500 million and the $466.7 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $466.7 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $466,666,666.67 X $125,000.00
$33,333,333.33

For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $1 billion and the flat 0.30% fee once assets reach $1 billion. The credit will apply at asset level between approximately $857.1 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.35% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat 0.30% fee would be triggered, or (b) fall below a threshold of approximately $857.1 million, where the flat 0.35% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.35% fee and the flat 0.30% fee by the difference between the current portfolio size for billing purposes and the $857.1 million threshold, divided by the difference between $1 billion and the $857.1 million threshold. The credit would approach $500,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $857.1 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $857,142,857.14 X $500,000.00
$142,857,142.86

APPENDIX D

JNL Series Trust

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and WCM Investment Management

Agreement, dated as of August 13, 2018, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and WCM Investment Management (“Sub-Adviser”), a California corporation and registered investment adviser.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.            Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.           Services to be Rendered by the Sub-Adviser to the Trust

A.          As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.          As part of the services it will provide hereunder, the Sub-Adviser will:

(i)            obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)           formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)          take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)          use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)           keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)          cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)         in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)        provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)           cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.            In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the

Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.           Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.            In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.            Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.           The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H.            The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I.              Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.             The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.            The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.            The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.

M.           The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.            The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time.

O.            The Sub-Adviser will review each Fund’s investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser’s knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund.

3.           Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund.

4.           Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.            Liability and Indemnification

A.            Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.            Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

6.           Representations of Adviser

The Adviser represents, warrants and agrees that:

A.            The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.            The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.            The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.            The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.           Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.            The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.            The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.            The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

E.            The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.           The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.          The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.           The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.            The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.            The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.          The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.           Commodity Exchange Act Matters

A.          The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)         with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)        with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)       only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.          The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)         the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)        if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)       if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.           The Adviser and the Sub-Adviser each further agree that:

(i)         to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)        the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)       the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)       the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.            Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.          Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.          Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.          Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

The confidential treatment of the information noted in this Agreement shall also apply to information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services.

13.          Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2019. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.          Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.          Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect, as outlined in Section 16. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.          Use of Adviser’s Name

Sub-Adviser represents, and the Trust and the Adviser acknowledge and agree, that Sub-Adviser is the sole owner of the name “WCM Investment Management” and certain logos associated with such names (the “WCM Marks”). The Trust and Adviser agree that the WCM Marks are the valuable property of the Sub-Adviser and Sub-Adviser’s affiliates. The Trust and Adviser shall have the right to use the WCM Marks only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. The Sub-Adviser agrees that the Trust and the Adviser have the right to use “WCM Marks” in the names of the Funds as set forth in Schedule A to this Agreement.

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

17.          Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.          Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

19.          Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

20.          Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.          Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651
Attention: David Brewer

E-mail: davidbrewer@wcminvest.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.          Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.          Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.          Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.          Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud

Title:	President and CEO

WCM Investment Management

By:	/s/ David A. Brewer

Name:	David A. Brewer

Title:	SVP and Chief Compliance Officer

Schedule A

August 13, 2018

(Funds)

JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Small Cap Value Fund

Schedule B

August 13, 2018

(Compensation)

JNL Multi-Manager International Small Cap Fund
Average Daily Net Assets	Annual Rate

All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by WCM Investment Management.

JNL Multi-Manager Small Cap Value Fund
Average Daily Net Assets	Annual Rate

All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by WCM Investment Management.

Amendment

to the JNL Series Trust Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and WCM Investment Management

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and WCM Investment Management, a California corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 13th day of August, 2018 (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain funds (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend the following sections of the Agreement, effective September 6, 2019: Section 2. “Services to be Rendered by the Sub-Adviser to the Trust”; Section 7. “Representations of Sub-Adviser”; and Section 14. “Termination of Agreement”.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph C., under Section 2. “Services to be Rendered by the Sub-Adviser to the Trust,” shall be deleted and replaced, in its entirety, with the following:

C.       In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

2)	Sub-paragraph L., under Section 2. “Services to be Rendered by the Sub-Adviser to the Trust,” shall be deleted and replaced, in its entirety, with the following:

L.	Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

3)	Sub-paragraph B., under Section 7. “Representations of Sub-Adviser,” shall be deleted and replaced, in its entirety, with the following:

B.       The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this

Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

4)	Section 14. “Termination of Agreement,” shall be deleted and replaced, in its entirety, with the following:

14.          Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or by the Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

5)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

6)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

7)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		WCM Investment Management

By:	/s/ Mar D. Nerud	By:	/s/ David A. Brewer
Name:	Mark D. Nerud	Name:	David A. Brewer
Title:	President and CEO	Title:	Chief Compliance Officer

Amendment

to the JNL Series Trust Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and WCM Investment Management

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and WCM Investment Management, a California corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 13th day of August, 2018, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain funds (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B of the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the Sub-Adviser as an additional sub-adviser to manage a portion of assets of the JNL Multi-Manager Small Cap Growth Fund of the Trust, effective October 14, 2019.

Whereas, the Parties agreed to amend the Agreement to add the JNL Multi-Manager Small Cap Growth Fund and its respective fees, effective October 14, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 14, 2019, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 14, 2019, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of October 14, 2019.

Jackson National Asset Management, LLC		WCM Investment Management

By:	/s/ Mark D. Nerud	By:	/s/ David A. Brewer
Name:	Mark D. Nerud	Name:	David A. Brewer
Title:	President and CEO	Title:	SVP, Chief Compliance Officer

Schedule A

Dated October 14, 2019

Funds
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund

Schedule B

Dated October 14, 2019

(Compensation)

JNL Multi-Manager International Small Cap Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

 * For the portion of the Average Daily Net Assets managed by WCM Investment Management.

JNL Multi-Manager Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

 * For the portion of the Average Daily Net Assets managed by WCM Investment Management.

JNL Multi-Manager Small Cap Value Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

 * For the portion of the Average Daily Net Assets managed by WCM Investment Management.

Amendment

to the JNL Series Trust Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and WCM Investment Management

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and WCM Investment Management, a California corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 13th day of August, 2018, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain funds (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, in connection with a corporate restructuring of the Sub-Adviser, the Board of Trustees of Trust has approved, and the Parties have agreed, to amend the Agreement for the following:

1)	to update the company name of the Sub-Adviser; and

2)	to update the state of incorporation.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement, as follows:

1)	The reference to “WCM Investment Management, a California corporation and registered investment adviser” in the preamble of the agreement is hereby deleted and replaced with “WCM Investment Management, LLC, a Delaware limited liability company and registered investment adviser.”

2)	Any and all other references to WCM Investment Management in the Agreement shall be replaced with WCM Investment Management, LLC.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of December 5, 2019.

Jackson National Asset Management, LLC		WCM Investment Management, LLC

By:	/s/ Mark D. Nerud	By:	/s/ David A. Brewer
Name:	Mark D. Nerud	Name:	David A. Brewer
Title:	President and CEO	Title:	Chief Compliance Officer

Amendment

to the JNL Series Trust Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and WCM Investment Management

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and WCM Investment Management, LLC a Delaware limited liability company and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 13th day of August, 2018, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain funds (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B of the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes (“Fund Changes”) effective April 27, 2020, as approved by the Board of Trustees of the Trust:
1.	New Fund
-	JNL/WCM Focused International Equity Fund (formerly a series of the Jackson Variable Series Trust) (and corresponding fee schedule).
2.	Sub-Adviser Appointment
-
Appointment of Sub-Adviser to provide sub-investment advisory services to a portion of assets of the JNL/Lazard Emerging Markets Fund, an existing fund of the Trust, which will be renamed the JNL Multi-Manager Emerging Markets Equity Fund (and corresponding fee schedule) (in connection with the sub-adviser replacement of Lazard Asset Management LLC).

3.	Fee Schedules (pursuant to the Fund Changes outlined above)
-	JNL/WCM Focused International Equity Fund; and
-	JNL Multi-Manager Emerging Markets Equity Fund (for the portion of assets managed by the Sub-Adviser).

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2020, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2020, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2020.

Jackson National Asset Management, LLC		WCM Investment Management, LLC
By:	/s/ Emily J. Bennett	By:	/s/ David A. Brewer
Name:	Emily J. Bennett	Name:	David A. Brewer
Title:	AVP, Associate General Counsel	Title:	Chief Compliance Officer

Schedule A
Dated April 27, 2020

Funds
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/WCM Focused International Equity Fund

Schedule B
Dated April 27, 2020
(Compensation)

JNL Multi-Manager Emerging Markets Equity Fund
Average Daily Net Assets*	Annual Rate
$0 to $250 Million	0.400%
Amounts over $250 Million	0.350%

* For the portion of the Average Daily Net Assets managed by WCM Investment Management, LLC.

JNL Multi-Manager International Small Cap Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by WCM Investment Management, LLC.

JNL Multi-Manager Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by WCM Investment Management, LLC.

JNL Multi-Manager Small Cap Value Fund
Average Daily Net Assets	Annual Rate
All Assets*	Fees Omitted

* For the portion of the Average Daily Net Assets managed by WCM Investment Management, LLC.

JNL/WCM Focused International Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.45%
Over $100 Million to $500 Million	0.40%
Over $500 Million	0.35%

APPENDIX E

Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Agreement is effective as of the 3rd day of May, 2004, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:
a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable

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best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time.  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds.  Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program.  Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Adviser and to the Trust’s Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

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e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

i)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

j)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets.  Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability,

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integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.
Services to Others.  Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance,  or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

E-4

11.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination.  This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months , provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:
a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 30 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16.
Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Funds.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

E-5

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:

Jackson National Life Insurance Company

1 Corporate Way

Lansing, MI 48951

Attn: Thomas J. Meyer

b)	To Sub-Adviser:

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Attn:  Legal Services

18.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20.
Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

E-6

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 13th day of December 2012, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud

Title:	President and CEO

Wellington Management Company, LLP

By:	/s/ Sarah Williamson

Name:	Sarah Williamson

Title:	Senior Vice President

E-7

Schedule A

December 1, 2012

Funds
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund

E-8

Schedule B

December 1, 2012

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million:	.27%
$200 to $400 Million:	.25%
Over $400 Million:	.23%

JNL/WMC Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $750 Million:	.05%*
$750 Million to $1 Billion:	.04%*
Over $1 Billion:	.025%*

* The assets of the JNL/WMC Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million:	.40%
Over $50 Million:	.30%

E-9

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 3rd day of May, 2004, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to the Adviser and Funds and will comply with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies directly applicable to the Sub-Adviser’s investment activities in such foreign markets.

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

E-10

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.           Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

15.           Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 30 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 20th__day of _ June__2013, effective May 30, 2013.

Jackson National Asset Management, LLC		Wellington Management Company, LLP

By:	/s/ Mark D. Nerud	By:	/s/ Susan G. O’Connell
Name:	Mark D. Nerud	Name:	Susan G. O’Connell
Title:	President and CEO	Title:	Senior Vice President

E-11

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 3rd day of May, 2004, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/WMC Balanced Fund and the JNL/WMC Value Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 3, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10 day of June 2013, effective June 3, 2013.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ Susan G. O’Connell
Name:	Mark D. Nerud	Name:	Susan G. O’Connell
Title:	President and CEO	Title:	Senior Vice President

E-12

Schedule B

Dated June 3, 2013

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million:	.27%
$200 to $400 Million:	.25%
$400 to $2.5 Billion:	.23%
Over $2.5 Billion:	.20%

JNL/WMC Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $750 Million:	.05%*
$750 Million to $1 Billion:	.04%*
Over $1 Billion:	.025%*

* The assets of the JNL/WMC Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million:	.40%
$50 to $1.5 Billion:	.30%
Over $1.5 Billion:	.25%

E-13

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.
Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

 In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 15th__day of _ June__2014, effective June 4, 2014.

Jackson National Asset Management, LLC		Wellington Management Company, LLP

By:	/s/ Mark D. Nerud	By:	/s/ Susan G. O’Connell
Name:	Mark D. Nerud	Name:	Susan G. O’Connell
Title:	President and CEO	Title:	Senior Vice President

E-14

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, and June 4, 2014 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, in connection with a corporate restructuring of the Sub-Adviser, the parties have agreed to amend the Agreement to replace Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser, with Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

replace Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser, with Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

 In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10__day of _ October __2014, effective January 1, 2015.

Jackson National Asset Management, LLC		Wellington Management Company, LLP

By:	/s/ Mark D. Nerud	By:	/s/ Molly K. Shannon
Name:	Mark D. Nerud	Name:	Molly K. Shannon
Title:	President and CEO	Title:	Senior Vice President

E-15

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company, LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company, LLP, a Delaware limited liability partnership and registered investment adviser.

(“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust, as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for the JNL/WMC Balanced Fund, JNL/WMC Value Fund, and JNL/WMC Money Market Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 1, 2015, attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 14th day of September 2015, effective October 1, 2015.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ Michael J. Boudens
Name:	Mark D. Nerud	Name:	Michael J. Boudens
Title:	President and CEO	Title:	Senior Managing Director

E-16

Schedule B

Dated October 1, 2015

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million:	.27%
$200 Million to $400 Million:	.25%
$400 Million to $2.5 Billion:	.22%
$2.5 Billion to $5 Billion:	.20%
Over $5 Billion:	.18%

JNL/WMC Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion:	.04%*
$1 Billion to $4 Billion:	.025%*
Over $4 Billion:	.020%*

* The assets of the JNL/WMC Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $750 Million:	.30%
$750 Million to $2.5 Billion:	.25%
Over $2.5 Billion:	.22%

E-17

Amendment

to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 3rd day of May, 2004, as Amended and Restated effective as of the 1st day of December, 2012, and as further amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph l) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

l)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ Charles Argyle
Name:	Mark D. Nerud	Name:	Charles Argyle
Title:	President and CEO	Title:	Senior Managing Director

E-18

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (“Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the Parties have agreed to rename the JNL/WMC Money Market Fund of the Trust to the JNL/WMC Government Money Market Fund, effective April 24, 2017.

Whereas, pursuant to this fund name change, the Adviser and the Sub-Adviser have agreed to amend Schedule A and Schedule B of the Agreement to update the fund name, as outlined above.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 24, 2017, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 24, 2017, attached hereto.

3.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 24, 2017.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ David Eikenberry
Name:	Mark D. Nerud	Name:	David Eikenberry
Title:	President and CEO	Title:	Senior Managing Director

E-19

Schedule A

Dated April 24, 2017

Funds
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

E-20

Schedule B

Dated April 24, 2017

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million:	.27%
$200 Million to $400 Million:	.25%
$400 Million to $2.5 Billion:	.22%
$2.5 Billion to $5 Billion:	.20%
Over $5 Billion:	.18%

JNL/WMC Government Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion:	.04%*
$1 Billion to $4 Billion:	.025%*
Over $4 Billion:	.020%*

* The assets of the JNL/WMC Government Money Market Fund of JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $750 Million:	.30%
$750 Million to $2.5 Billion:	.25%
Over $2.5 Billion:	.22%

E-21

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Schedule B to the Agreement to reflect fee reductions for the JNL/WMC Balanced Fund and the JNL/WMC Value Fund, effective January 1, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2018, attached hereto.

2.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective January 1, 2018.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ May Yu
Name:	Mark D. Nerud	Name:	May Yu
Title:	President and CEO	Title:	Senior Managing Director

E-22

Schedule B

Dated January 1, 2018

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
Assets up to $5 Billion:
$0 to $200 Million:	.270%
$200 Million to $400 Million:	.250%
$400 Million to $2.5 Billion:	.220%
$2.5 Billion to $5 Billion:	.200%
Over $5 Billion:	.180%
When assets exceed $5 Billion:
$0 to $2.5 Billion:	.220%
$2.5 Billion to $5 Billion:	.200%
Over $5 Billion:	.170%

JNL/WMC Government Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion:	.040%*
$1 Billion to $4 Billion:	.025%*
Over $4 Billion:	.020%*

* The assets of the JNL/WMC Government Money Market Fund of JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	.275%
$250 Million to $1 Billion:	.250%
Over $1 Billion:	.220%

E-23

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 3. “Management”; and Section 12. “Duration and Termination” of the Agreement, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph i) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

i)	will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and Investment Objectives hereunder;

2)	Sub-paragraph k) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

k)	Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser, as required by law, will report significant shareholdings for Wellington Management Company LLP, as investment adviser. The aggregate total will include holdings held in the Funds under this agreement, but the filings made are on Wellington Management Company LLP’s behalf;

3)	Section 12. “Duration and Termination,” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser to the Trust and the other party.  This Agreement will immediately terminate in the event of its assignment.  (As used in this

E-24

Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ Scott Lopez
Name:	Mark D. Nerud	Name:	Scott Lopez
Title:	President and CEO	Title:	Senior Managing Director

E-25

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Schedule B to the Agreement to reflect fee reductions for the JNL/WMC Balanced Fund and the JNL/WMC Value Fund, effective October 14, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 14, 2019, attached hereto.

2.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective October 14, 2019.

Jackson National Asset Management, LLC		Wellington Management Company LLP

By:	/s/ Mark D. Nerud	By:	/s/ May Yu
Name:	Mark D. Nerud	Name:	May Yu
Title:	President and CEO	Title:	Senior Managing Director

E-26

Schedule B

Dated October 14, 2019

(Compensation)

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
Assets up to $5 Billion:
$0 to $200 Million:	.270%
$200 Million to $400 Million:	.250%
$400 Million to $2.5 Billion:	.220%
$2.5 Billion to $5 Billion:	.200%
Over $5 Billion:	.180%
When assets exceed $5 Billion:
$0 to $5 Billion:	.210%
Over $5 Billion:	.160%

JNL/WMC Government Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion:	.040%*
$1 Billion to $4 Billion:	.025%*
Over $4 Billion:	.020%*

* The assets of the JNL/WMC Government Money Market Fund of JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $1 billion	.250%
Over $1 Billion:	.200%

E-27

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Wellington Management Company LLP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the appointment of Sub-Adviser to manage a portion of assets of the JNL Multi-Manager Emerging Markets Equity Fund of the Trust, effective April 27, 2020.

Whereas, the Parties have agreed to amend the Agreement, effective April 27, 2020,  to add the JNL Multi-Manager Emerging Markets Equity Fund and its fees (for the portion of assets managed by Sub-Adviser).

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend the following sections of the Agreement, effective April 27, 2020:

The third “Whereas” clause of the introductory section; and
Section 1. “Appointment.”.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	The third “Whereas” clause in the introductory section of the Agreement is hereby deleted and replaced with the following paragraphs:

“Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Board of Trustees of the Trust and the Adviser desire that the Adviser retain the Sub-Adviser as Adviser’s agent to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth.”

2)	The first paragraph of Section 1. “Appointment.” of the Agreement is hereby deleted and replaced with the following paragraph:

1.
Appointment.  Subject to the approval of the Board of Trustees, Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Such appointment may be limited to a portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.  References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

E-28

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2020, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2020, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2020.

Jackson National Asset Management, LLC		Wellington Management Company LLP
By:	/s/ Emily J. Bennett	By:	/s/ Desmond A. Havlicek
Name:	Emily J. Bennett	Name:	Desmond A. Havlicek
Title:	AVP, Associate General Counsel	Title:	Senior Managing Director, Director US Financial Intermediaries Group

E-29

Schedule A

Dated April 27, 2020

Funds
JNL Multi-Manager Emerging Markets Equity Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

E-30

Schedule B
Dated April 27, 2020
(Compensation)

JNL Multi-Manager Emerging Markets Equity Fund
Average Daily Net Assets*	Annual Rate
$0 to $250 Million	.450%
Amounts over $250 Million	.425%

* For the portion of the Average Daily Net Assets managed by Wellington Management Company LLP

JNL/WMC Balanced Fund
Average Daily Net Assets	Annual Rate
Assets up to $5 Billion:
$0 to $200 Million:	.270%
$200 Million to $400 Million:	.250%
$400 Million to $2.5 Billion:	.220%
$2.5 Billion to $5 Billion:	.200%
Over $5 Billion:	.180%
When assets exceed $5 Billion:
$0 to $5 Billion:	.210%
Over $5 Billion:	.160%

JNL/WMC Government Money Market Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion:	.040%*
$1 Billion to $4 Billion:	.025%*
Over $4 Billion:	.020%*

* The assets of the JNL/WMC Government Money Market Fund of JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

JNL/WMC Value Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	.250%
Over $1 Billion:	.200%

E-31

APPENDIX F

Investment Sub-Advisory Agreement Between

 T. Rowe Price Associates, Inc.

and

 T. Rowe Price Hong Kong Limited

This INVESTMENT SUBADVISORY AGREEMENT (the “Agreement”), is dated as of April 27, 2020, by and between T. ROWE PRICE ASSOCIATES, INC. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with its principal office at 100 East Pratt Street, Baltimore MD 21202,  United States and T. ROWE PRICE HONG KONG LIMITED, (the “Subadviser”), a company incorporated under the laws of Hong Kong whose registered office is 6/F Chater House, 8 Connaught Place, Central Hong Kong.
WHEREAS, the Adviser has amended the existing amended and restated investment subadvisory agreement, effective as of the 1st day of December, 2012, as amended (the “Subadvisory Agreement”) with Jackson National Asset Management, LLC (the “Company”) to add the JNL Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of JNL Series Trust (the “Trust”), effective April 27, 2020.
WHEREAS, the Subadviser is engaged in the business of, among other things, rendering discretionary investment management services and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is licensed with the Securities and Futures Commission to carry out investment management business;
WHEREAS, the Adviser is authorized under its Subadvisory Agreement to obtain such information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations under such agreement; and
WHEREAS, the Adviser desires to retain the Subadviser to furnish certain discretionary investment management services to the Adviser with respect to the Fund, and the Subadviser is willing to furnish such services.
NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
1. Appointment. Adviser hereby appoints the Subadviser to furnish certain discretionary investment management and dealing facilitation services with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2. Duties of the Subadviser.

 A        A.  Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Directors (“Board”), the Company, and the Adviser, the Subadviser shall furnish certain discretionary investment management services, as more fully described below, in relation to the investments of the Fund and in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (“Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder. In furtherance of this duty, the Subadviser, on behalf of the Fund, is authorized to:
(1)  make discretionary investment decisions to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets, and the Adviser agrees that the Subadviser may delegate trading execution and related reporting/instruction functions to the relevant trading desk of the Adviser or one of its affiliates (“Affiliated Trading Desk”);
(2) instruct the Affiliated Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Affiliated Trading Desk on behalf of the Subadviser may select, both in respect of trades initiated pursuant to sub-clause (1) above and, upon request by the Adviser, in respect of investment decisions taken by the Adviser and notified to the Subadviser; and
(3) generally, perform any other act necessary to enable the Subadviser to carry out its obligations under this Agreement or as agreed upon with the Adviser.
The Subadviser shall not exercise any voting and other rights and privileges attaching to the securities held by the Fund, unless instructed by the Adviser consistent with the terms of the Subadvisory Agreement.
B. Personnel, Office Space, and Facilities of the Subadviser. The Subadviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Subadviser requires in the performance of its investment advisory and other obligations under this Agreement.

C. Further Duties of the Subadviser. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Agreement and Declaration of Trust and By-Laws, and currently effective Registration Statement (as defined below), and with the written instructions and directions of the Advisor as well as the Company and the Board (as communicated by the Adviser from time to time), and shall comply with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the Advisers Act, the rules thereunder, and any other applicable U.S., state, or foreign laws and regulations. The Subadviser shall at all times perform its duties with good care as a prudent manager and exercise its authority under this Agreement faithfully for the benefit of the Adviser, the Company, and the Fund.

3. Compensation. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement, the Adviser may pay the Subadviser an investment management fee, if any, up to, but not more than 60% of the management fee paid to the Adviser under its Subadvisory Agreement with the Company.

4. Duties of the Adviser.

A.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Subadvisory Agreement, other than those delegated to the Subadviser, and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

B.  The Adviser will furnish the Subadviser with the latest copies of each of the following documents:

(1)	The Trust’s Agreement and Declaration of Trust, as amended from time to time;

(2)	The By-Laws of the Trust as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board authorizing the appointment of the Adviser and the Subadviser and approving the form of the Subadvisory Agreement and this Agreement;

(4)	The Fund’s Registration Statements under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC and all amendments thereto (“Registration Statement”);

(5)	The Notifications of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)	The Fund’s Prospectus (as previously defined);

(7)
Certified copies of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.	Brokerage.

A. The Subadviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall seek or have an Affiliated Trading Desk seek to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Subadviser may, in its discretion, agree to have an Affiliated Trading Desk, subject to the monitoring obligations of the Subadviser, pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if it is determined in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of more than one client of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold (or permit an Affiliated Trading Desk to aggregate the securities to be purchased or sold) to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to its clients.

6. Ownership of Records. The Subadviser shall maintain all books and records pertaining to investment decisions made by the Subadviser irrespective of whether the investment decisions are made based on its own discretionary investment judgment or made based on a request by the Adviser and notified to the Subadviser, which are required to be maintained by the Subadviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon their request; provided, however, the Subadviser may retain copies of such records.

7. Reports. The Subadviser shall furnish to the Board, the Company or the Adviser, or each of them, as appropriate, such information, reports, evaluations, analyses and opinions as the Subadviser and the Board, the Company or the Adviser, as appropriate, may mutually agree upon from time to time.

8. Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Subadviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Subadviser’s Use of the Services of Others. The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of  providing the Subadviser, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Subadviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder, as appropriate, or in the discharge of the Subadviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.
The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ third parties, whether or not affiliated, to perform administrative, dealing and ancillary services required to enable the Subadviser to perform its services under this Agreement. It is understood that the Subadviser shall not be liable for acts of broker dealers provided they are selected in accordance with the Subadviser’s fiduciary duties.
10. Limitation of Liability of the Subadviser. Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company or the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Subadviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Company or the Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser pursuant to this Agreement. The Subadviser shall not offer any specific benefit or compensation for the loss to the Adviser, or the Fund as far as the Subadviser has faithfully conducted its duties given to the Subadviser. The Adviser or the Fund shall not demand such benefit or compensation from the Subadviser. However, nothing herein shall constitute a waiver of liability under applicable laws and regulations which may impose liability in certain instances for acts undertaken in good faith. In case any error occurs to the Fund on the process of investment management or related acts, the Subadviser shall take a lead to settle the error to compensate the loss to the Fund and allocate to bear the corresponding amount among responsible parties.

11. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

A. The Subadviser: (i) is licensed with appropriate Hong Kong regulators and is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act, or other applicable law or regulation from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign law requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j- l under the 1940 Act.

C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to the Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

12. Representation of the Adviser. The Adviser represents that it is an “Institutional Professional Investor” as defined  under the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission of Hong Kong (the “Code”) (being a person falling under Paragraphs (a) to (i) of the definition of “professional investor” in Section 1 of Part 1 of Schedule 1 to the Securities and Futures Ordinance). As the Adviser is classified as an Institutional Professional Investor, the Subadviser may elect to dispense with certain regulatory requirements as set out in Paragraphs 15.4 and 15.5 of the Code as well as under the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules when dealing with the Adviser. Details of these regulatory requirements that may be dispensed with are set out in Appendix and the Adviser acknowledges that it has read the Appendix and fully understands the content contained therein. In the event the Adviser no longer qualifies and/or agrees to be classified as an Institutional Professional Investor, the Adviser must immediately notify the Subadviser in writing.

13. Term of Agreement. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved by the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a Board meeting called for the purpose of voting on such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years from the date hereof, and  from year to year, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually  by the Board by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Board’s trustees who are not parties to this Agreement or interested persons of any such party. The Subadviser shall furnish to the Company, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

14. Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days’ prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. the Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Subadvisory Agreement.

Any termination shall be without prejudice to the rights and liabilities of either party in respect of transactions already initiated. All outstanding transactions at the time of termination will be settled and delivery made. the Subadviser will account to the Adviser for such transactions. The Adviser will not be required to make any additional payment to the Subadviser on termination save for any periodic fee contractually due. the Subadviser may also charge and receive payment from the Adviser for any additional expenses which are necessarily incurred in terminating the Agreement plus any losses necessarily realized in settling or concluding outstanding obligations.

15. Amendment of Agreement. No provision of this Agreement may be  changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law including, if necessary, being approved by vote of a majority of the Fund’s directors who are not parties to this Agreement or interested persons  of any such party, cast in person at a meeting called for the purpose of voting on such approval.

16.	Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D. Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

E.    Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/ Evan Spanitz	/s/ Terence Baptiste
Name: Evan Spanitz Title: Sr. Legal Analyst	Name: Terence Baptiste Title: Vice President

Attest:	T. ROWE PRICE HONG KONG LIMITED
/s/ Paulina Kurniawan	/s/ Carmen Guo
Name: Paulina Kurniawan	Name: Carmen Guo Title: Vice President

Appendix

Consequences of being treated as an Institutional Professional Investor

The following sets out the details of the regulatory requirements pursuant to Paragraphs 15.4 and 15.5 of the Code and the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules which the Subadviser is able to dispense with when dealing with Institutional Professional Investors such as the Adviser:

Information for clients

(a)	The need to inform the Adviser about the Subadviser and the identity and status of its employees and others acting on its behalf.
(b)	The need to confirm promptly with the Adviser the essential features of a transaction after effecting a transaction for the Adviser.
(c)	The need to provide the Adviser with documentation on the Nasdaq-Amex Pilot Program.
(d)	The need to disclose transaction related information.

Information about clients

(a)	The need to establish the Adviser’s financial situation, investment experience and investment objectives.
(b)	The need to ensure the suitability of a recommendation or solicitation.
(c)	The need to assess the Adviser’s knowledge of derivatives and characterize the Adviser based on his knowledge of derivatives.

Client agreement

The need to enter into a written agreement and the provision of relevant risk disclosure statements.

Discretionary accounts

(a)	The need for the Subadviser to obtain from the Adviser an authority in a written form prior to effecting transactions for the Adviser without its specific authority.
(b)
The need to explain the authority described under Paragraph 7.1(a)(ii) of the Code, being the authority granted by the Adviser to the Subadviser to effect transactions for the Adviser without the Adviser’s specific authorisation and the need to confirm it on an annual basis.

Securities and Futures (Contract notes, Statements of Account and Receipts) Rules

The need to provide the Adviser with contract notes and daily/monthly statements and receipts (as the case may be).